[JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              JULY 31, 2001

                              Core Equity Portfolio
                              (Formerly Equity Income Portfolio)

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes Core Equity Portfolio (the "Portfolio"). This Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Core Equity Portfolio....................................    2
                   Fees and expenses........................................    4
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Core Equity Portfolio....................................    5
                   General portfolio policies...............................    6
                   Risks for Core Equity Portfolio..........................    7
                MANAGEMENT OF THE PORTFOLIO
                   Investment adviser.......................................   10
                   Management expenses......................................   10
                   Portfolio manager........................................   11
                OTHER INFORMATION...........................................   12
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   13
                   Taxes....................................................   13
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   14
                   Purchases................................................   14
                   Redemptions..............................................   15
                   Excessive trading........................................   15
                   Shareholder communications...............................   15
                FINANCIAL HIGHLIGHTS........................................   16
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   17
                   Futures, options and other derivatives...................   19
                   Other investments, strategies and/or techniques..........   19


                                                            Table of contents  1

Risk return summary

CORE EQUITY PORTFOLIO

          Core Equity Portfolio is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF CORE EQUITY PORTFOLIO?

--------------------------------------------------------------------------------

          CORE EQUITY PORTFOLIO seeks long-term growth of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF CORE EQUITY PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, she looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find investments with earnings growth potential, a significant portion of the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, the Portfolio will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

          Core Equity Portfolio normally invests at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN CORE EQUITY PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. Core Equity Portfolio is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in the Portfolio you may get back less money.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2 Janus Aspen Series

          The following information provides some indication of the risks of investing in Core Equity Portfolio by showing how Core Equity Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                                                  46.24%   41.58%   (8.07%)
                                                   1998     1999     2000

           Best Quarter: 4th-1998  28.51%  Worst Quarter: 3rd-1998  (7.18%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                1 year        (5/1/97)
               Core Equity Portfolio - Institutional Shares+                    (8.07%)        29.26%
               S&P 500 Index*                                                   (9.10%)        16.19%
                                                                             -----------------------------

          + Formerly, Equity Income Portfolio.
          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          Core Equity Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  3

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                  Total Annual Fund                     Total Annual Fund
                                          Management    Other     Operating Expenses                   Operating Expenses
                                             Fee       Expenses    Without Waivers*    Total Waivers      With Waivers*
    Core Equity Portfolio**                  0.65%      1.00%           1.65%              0.40%              1.25%

--------------------------------------------------------------------------------
    * Expenses are based upon expenses for the year ended December 31, 2000, restated to reflect a reduction in the management fee. Expenses are stated both with and without contractual waivers. Waivers are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.
   ** Formerly, Equity Income Portfolio.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year     3 Years    5 Years    10 Years
                                       -----------------------------------------
    Core Equity Portfolio+              $168       $520       $897       $1,955

   + Formerly, Equity Income Portfolio.

 4 Janus Aspen Series

                                      Investment objective, principal investment
                                                 strategies and risks

          Core Equity Portfolio has a similar investment objective and similar principal investment strategies to Janus Core Equity Fund. Although it is anticipated that the Portfolio and Janus Core Equity Fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of the Portfolio and Janus Core Equity Fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          This section takes a closer look at the investment objective of Core Equity Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by normally investing at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

The following questions and answers are designed to help you better understand Core Equity Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, the Portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means she seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio manager seeks companies that meet her selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize companies of any particular size.

              Investment objective, principal investment strategies and risks  5

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When the portfolio manager believes that market conditions are unfavorable for profitable investing, or when she is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          Core Equity Portfolio invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of the Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of the Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

 6 Janus Aspen Series

          SPECIAL SITUATIONS
          The Portfolio may invest in special situations. A special situation arises when, in the opinion of the Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolio generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in the Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

RISKS FOR CORE EQUITY PORTFOLIO

          Because the Portfolios may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings
          (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in Core Equity Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established

              Investment objective, principal investment strategies and risks 7 issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

          Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the SAI for a description of bond rating categories.

 8 Janus Aspen Series

4. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

          The Portfolio may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio manager believes the use of these instruments will benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgement proves incorrect.

              Investment objective, principal investment strategies and risks  9

Management of the Portfolio

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

MANAGEMENT EXPENSES

          The Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolio must pay.

          The Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Portfolio is subject to the following management fee schedule (expressed as an annual rate).

                                                                                Expense
                                          Average Daily       Annual Rate        Limit
                                           Net Assets         Percentage       Percentage
     Portfolio                            of Portfolio           (%)              (%)
-----------------------------------------------------------------------------------------
     Core Equity Portfolio(1)           All Asset Levels         0.65            1.25(2)
-----------------------------------------------------------------------------------------

(1) Formerly, Equity Income Portfolio.
(2) Janus Capital has agreed to limit the Portfolio's expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement.

          For the year ended December 31, 2000, the Portfolio paid Janus Capital a management fee of 0.25% (net of fee waivers) based on the Portfolio's average net assets. Absent waivers, the management fee would have been 0.65% based on the Portfolio's average net assets.

 10 Janus Aspen Series

PORTFOLIO MANAGER

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Core Equity Portfolio and Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is Executive Vice President and portfolio manager of Janus Adviser Balanced Fund and Janus Adviser Core
            Equity Fund, which she has managed since inception. She is also Executive Vice President and portfolio manager of Janus Balanced Fund and Janus Core Equity Fund, which she has managed since
            January 2000. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

                                                 Management of the Portfolio  11

Other information

          CLASSES OF SHARES

          The Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of the Portfolio to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIO

          The Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 12 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net gains realized on its investments annually. The Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Core Equity Portfolio declared a dividend in the amount of $0.25 per share. If the price of Core Equity Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIO

          Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolio may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

          The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  13

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolio are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          To the extent the Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

          The Portfolio does not permit excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. The Portfolio may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolio's policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of its shares if management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

 14 Janus Aspen Series

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Excessive trading of Portfolio shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Portfolio's investments. The Portfolio does not permit frequent trading or market timing. When market timing occurs, the Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm the Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash the Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, the Portfolio reserves the right to refuse purchase orders and exchanges into the Portfolio by any person, group or commonly controlled account. If the Portfolio allows a market timer to trade Portfolio shares, it may in the future require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio that they have authorized for investment. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  15

Financial highlights

          The financial highlights table is intended to help you understand the Institutional Share's financial performance for the life of the Portfolio. Items 1 through 11 reflect financial results for a single Share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------------------------------------
                                                                         Periods ending December 31
                                                                  2000        1999        1998       1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $27.32      $19.41      $13.46      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.07        0.07        0.02        0.01
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                 (1.95)        7.99        6.16        3.46
  4. Total from investment operations                            (1.88)        8.06        6.18        3.47
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.07)      (0.06)      (0.02)      (0.01)
  6. Dividends (in excess of net investment income)                  --          --          --          --
  7. Distributions (from capital gains)                          (6.17)      (0.09)      (0.21)          --
  8. Distributions (in excess of realized gains)                     --          --          --          --
  9. Tax return of capital distributions                             --          --          --          --
 10. Total distributions                                         (6.24)      (0.15)      (0.23)      (0.01)
 11. NET ASSET VALUE, END OF PERIOD                              $19.20      $27.32      $19.41      $13.46
 12. Total return*                                              (8.07%)      41.58%      46.24%      34.70%
 13. Net assets, end of period (in thousands)                   $15,712     $18,975      $9,017      $3,047
 14. Average net assets for the period (in thousands)           $17,328     $14,663      $5,629      $1,101
 15. Ratio of gross expenses to average net assets**(3)           1.25%(4)    1.25%(4)    1.25%(4)    1.25%(4)
 16. Ratio of net expenses to average net assets**(5)             1.25%       1.25%       1.25%       1.25%
 17. Ratio of net investment income to average net assets**       0.36%       0.31%       0.17%       0.35%
 18. Portfolio turnover rate**                                      95%        114%         79%        128%
--------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) Formerly, Equity Income Portfolio.
(2) May 1, 1997 (inception) through December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.65% in 2000, 1.38% in 1999, 1.86% in 1998 and 5.75% in 1997
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Core Equity Fund.
(5) The expense ratio reflects expenses after any expense offset arrangements.

 16 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted

                                                Glossary of investment terms  17
          by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue

 18 Janus Aspen Series
          from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified

                                                Glossary of investment terms  19
          price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 20 Janus Aspen Series

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        www.janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your insurance company or plan sponsor or visiting our Web site at janus.com. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolio.

The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolio (including the Portfolio's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Portfolio from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                  [JANUS LOGO]

                   Janus Aspen Series
                   Service Shares

                              PROSPECTUS
                              JULY 31, 2001

                              Core Equity Portfolio
                              (Formerly Equity Income Portfolio)

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes Core Equity Portfolio (the "Portfolio"). This Portfolio of Janus Aspen Series currently offers two classes of shares. The Service Shares, (the "Shares"), are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Core Equity Portfolio....................................    2
                   Fees and expenses........................................    4
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Core Equity Portfolio....................................    5
                   General portfolio policies...............................    6
                   Risks for Core Equity Portfolio..........................    7
                MANAGEMENT OF THE PORTFOLIO
                   Investment adviser.......................................   10
                   Management expenses......................................   10
                   Portfolio manager........................................   11
                OTHER INFORMATION...........................................   12
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   13
                   Taxes....................................................   13
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   14
                   Purchases................................................   14
                   Redemptions..............................................   15
                   Excessive trading........................................   15
                   Shareholder communications...............................   15
                FINANCIAL HIGHLIGHTS........................................   16
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   17
                   Futures, options and other derivatives...................   19
                   Other investments, strategies and/or techniques..........   19


                                                            Table of contents  1

Risk return summary

CORE EQUITY PORTFOLIO

          Core Equity Portfolio is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF CORE EQUITY PORTFOLIO?

--------------------------------------------------------------------------------

          CORE EQUITY PORTFOLIO seeks current income and long-term growth of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF CORE EQUITY PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, she looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find investments with earnings growth potential, a significant portion of the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, the Portfolio will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

          Core Equity Portfolio normally invests at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN CORE EQUITY PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. Core Equity Portfolio is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in the Portfolio you may get back less money.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2 Janus Aspen Series

          The following information provides some indication of the risks of investing in Core Equity Portfolio by showing how Core Equity Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           CORE EQUITY PORTFOLIO - SERVICE SHARES

           Annual returns for periods ended 12/31

                                                45.99%    40.39%    (8.24%)
                                                 1998      1999      2000

           Best Quarter: 4th-1998  28.47%  Worst Quarter: 3rd-1998  (7.23%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                   Since Inception
                                                                         1 year       (5/1/97)
               Core Equity Portfolio - Service Shares+                   (8.24%)       28.76%
               S&P 500 Index*                                            (9.10%)       16.19%
                                                                     -----------------------------

          + Formerly, Equity Income Portfolio.
          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          Core Equity Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  3

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                             Total Annual Fund               Total Annual Fund
                                                 Distribution                    Operating                       Operating
                                   Management      (12b-1)        Other           Expenses          Total         Expenses
                                      Fee          Fees(1)       Expenses    Without Waivers(2)    Waivers     With Waivers(2)

   Core Equity Portfolio(3)          0.65%          0.25%         1.13%            2.03%            0.53%           1.50%

--------------------------------------------------------------------------------
   (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National
       Association of Securities Dealers, Inc.

   (2) Expenses are based upon expenses for the year ended December 31, 2000, restated to reflect a reduction in the management fee. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

   (3) Formerly, Equity Income Portfolio.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year     3 Years    5 Years    10 Years
                                       -----------------------------------------
    Core Equity Portfolio*              $206       $637      $1,093      $2,358

   * Formerly, Equity Income Portfolio.

 4 Janus Aspen Series

                                      Investment objective, principal investment
                                                 strategies and risks

          Core Equity Portfolio has a similar investment objective and similar principal investment strategies to Janus Core Equity Fund. Although it is anticipated that the Portfolio and Janus Core Equity Fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of the Portfolio and Janus Core Equity Fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          This section takes a closer look at the investment objective of Core Equity Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by normally investing at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

The following questions and answers are designed to help you better understand Core Equity Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, the Portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means she seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio manager seeks companies that meet her selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize companies of any particular size.

              Investment objective, principal investment strategies and risks  5

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When the portfolio manager believes that market conditions are unfavorable for profitable investing, or when she is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          Core Equity Portfolio invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of the Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of the Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

 6 Janus Aspen Series

          SPECIAL SITUATIONS
          The Portfolio may invest in special situations. A special situation arises when, in the opinion of the Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolio generally intends to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in the Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

RISKS FOR CORE EQUITY PORTFOLIO

          Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings
          (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in Core Equity Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established

              Investment objective, principal investment strategies and risks 7 issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

          Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the SAI for a description of bond rating categories.

 8 Janus Aspen Series

4. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

          The Portfolio may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio manager believes the use of these instruments will benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgement proves incorrect.

              Investment objective, principal investment strategies and risks  9

Management of the Portfolio

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

MANAGEMENT EXPENSES

          The Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolio must pay.

          The Shares of the Portfolio incur expenses not assumed by Janus Capital, including the distribution fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Portfolio is subject to the following management fee schedule (expressed as an annual rate).

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Portfolio                                            of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Core Equity Portfolio(1)                           All Asset Levels         0.65              1.25(2)
-------------------------------------------------------------------------------------------------------------

(1) Formerly, Equity Income Portfolio.
(2) Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement.

          For the year ended December 31, 2000, the Portfolio paid Janus Capital a management fee of 0.25% (net of fee waivers) based on the Portfolio's average net assets. Absent waivers, the management fee would have been 0.65% based on the Portfolio's average net assets.

 10 Janus Aspen Series

PORTFOLIO MANAGER

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Core Equity Portfolio and Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is Executive Vice President and portfolio manager of Janus Adviser Balanced Fund and Janus Adviser Core
            Equity Fund, which she has managed since inception. She is also Executive Vice President and portfolio manager of Janus Balanced Fund and Janus Core Equity Fund, which she has managed since
            January 2000. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

                                                 Management of the Portfolio  11

Other information

          CLASSES OF SHARES

          The Portfolio currently offers two classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020.

          DISTRIBUTION FEE

          Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Service Shares' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to owners of variable insurance contracts because the Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of the Portfolio to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIO

          The Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 12 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net gains realized on its investments annually. The Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Core Equity Portfolio declared a dividend in the amount of $0.25 per share. If the price of Core Equity Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIO

          Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolio may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

          The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  13

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolio are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          To the extent the Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

          The Portfolio does not permit excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. The Portfolio may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolio's policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolio may discontinue sales of its shares if management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio's Shares are discontinued, it is expected that existing participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

 14 Janus Aspen Series

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Excessive trading of Portfolio shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Portfolio's investments. The Portfolio does not permit frequent trading or market timing. When market timing occurs, the Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm the Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash the Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, the Portfolio reserves the right to refuse purchase orders and exchanges into the Portfolio by any person, group or commonly controlled account. If the Portfolio allows a market timer to trade Portfolio shares, it may in the future require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio that they have authorized for investment. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  15

Financial highlights

          The financial highlights table is intended to help you understand the Service Shares' financial performance from inception of the Shares through December 31st of the period shown. Items 1 through 11 reflect financial results for a single Share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but does not include charges or expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

CORE EQUITY PORTFOLIO - SERVICE SHARES(1)
----------------------------------------------------------------------------
                                                                Period ended
                                                                December 31
                                                                    2000
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $27.15
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income/(loss)                                    0.01
  3. Net gains/(losses) on securities (both realized and
     unrealized)                                                   (1.93)
  4. Total from investment operations                              (1.92)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.01)
  6. Dividends (in excess of net investment income)                    --
  7. Distributions (from capital gains)                            (6.17)
  8. Distributions (in excess of capital gains)                        --
  9. Tax return of capital                                             --
 10. Total distributions                                           (6.18)
 11. NET ASSET VALUE, END OF PERIOD                                $19.05
 12. Total return*                                                (8.24)%
 13. Net assets, end of period (in thousands)                        $306
 14. Average net assets for the period (in thousands)                 $93
 15. Ratio of gross expenses to average net assets(2)               1.52%(3)
 16. Ratio of net expenses to average net assets(4)                 1.52%
 17. Ratio of net investment income to average net assets           0.38%
 18. Portfolio turnover rate                                          95%
----------------------------------------------------------------------------

(1) Formerly, Equity Income Portfolio.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 2.03% in 2000 before waiver of certain fees incurred by the Portfolio.
(4) The expense ratio reflects expenses after any expense offset arrangements.

 16 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted

                                                Glossary of investment terms  17
          by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue

 18 Janus Aspen Series
          from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified

                                                Glossary of investment terms  19
          price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 20 Janus Aspen Series

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        www.janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolio.

The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolio (including the Portfolio's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Portfolio from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                  [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              JULY 31, 2001

                              Aggressive Growth Portfolio
                              Capital Appreciation Portfolio
                              Core Equity Portfolio
                              (Formerly Equity Income Portfolio)
                              Balanced Portfolio
                              Growth and Income Portfolio
                              International Growth Portfolio
                              Flexible Income Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes seven series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................    8
                   Fees and expenses........................................   10
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................   11
                   Flexible Income Portfolio................................   14
                   General portfolio policies...............................   15
                   Risks for Equity Portfolios..............................   18
                   Risks for Flexible Income Portfolio......................   18
                   Risks Common to All Portfolios...........................   19
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   21
                   Management expenses......................................   22
                   Portfolio managers.......................................   23
                OTHER INFORMATION...........................................   25
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   26
                   Taxes....................................................   26
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   27
                   Purchases................................................   27
                   Redemptions..............................................   28
                   Excessive trading........................................   28
                   Shareholder communications...............................   28
                FINANCIAL HIGHLIGHTS........................................   29
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   36
                   Futures, options and other derivatives...................   38
                   Other investments, strategies and/or techniques..........   38
                EXPLANATION OF RATING CATEGORIES............................   40


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio and Growth and Income Portfolio may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO AND CORE EQUITY PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Core Equity Portfolio).

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          CORE EQUITY PORTFOLIO normally invests at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds

 2 Janus Aspen Series
          and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of BALANCED PORTFOLIO AND GROWTH AND INCOME PORTFOLIO includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO are nondiversified. This means they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                  16.33%   27.48%   7.95%   12.66%   34.26%   125.40%   (31.82%)
                   1994     1995    1996     1997     1998      1999      2000

           Best Quarter: 4th-1999  59.34%  Worst Quarter: 4th-2000  (31.32%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares       (31.82%)     20.20%         22.48%
                S&P MidCap 400 Index*                                     17.50%      20.41%         18.00%
                                                                         --------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                                                58.11%    67.00%    (18.18%)
                                                 1998      1999       2000

           Best Quarter: 4th-1999  41.77%  Worst Quarter: 4th-2000  (17.42%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                            Since Inception
                                                                                 1 year        (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares           (18.18%)        31.55%
                S&P 500 Index*                                                   (9.10%)        16.19%
                                                                                ---------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                                                46.24%    41.58%    (8.07%)
                                                 1998      1999      2000

           Best Quarter: 4th-1998  28.51%  Worst Quarter: 3rd-1998  (7.18%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                            Since Inception
                                                                                 1 year        (5/1/97)
                Core Equity Portfolio - Institutional Shares+                    (8.07%)        29.26%
                S&P 500 Index*                                                   (9.10%)        16.19%
                                                                                 --------------------------

          + Formerly, Equity Income Portfolio
          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  5

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                    0.84%   24.79%   16.18%   22.10%   34.28%   26.76%   (2.27%)
                    1994     1995     1996     1997     1998     1999     2000

           Best Quarter: 4th-1998  20.32%  Worst Quarter: 3rd-1998  (4.97%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                      1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares             (2.27%)   18.73%         17.19%
                S&P 500 Index*                                        (9.10%)   18.33%         17.74%
                Lehman Brothers Gov't/Credit Index**                  11.85%     6.24%          6.26%
                                                                      ------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks,
             a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

           GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                                                          74.04%    (14.10%)
                                                           1999       2000

           Best Quarter: 4th-1999  38.39%  Worst Quarter: 4th-2000  (10.18%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year        (5/1/98)
                Growth and Income Portfolio - Institutional Shares              (14.10%)        24.41%
                S&P 500 Index*                                                   (9.10%)         8.04%
                                                                                --------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 6 Janus Aspen Series

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                  23.15%    34.71%    18.51%    17.23%    82.27%    (15.94%)
                   1995      1996      1997      1998      1999       2000

           Best Quarter: 4th-2000  58.48%  Worst Quarter: 3rd-1998  (17.76%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year     5 years       (5/2/94)
                International Growth Portfolio - Institutional Shares    (15.94%)    23.45%         20.32%
                Morgan Stanley Capital International EAFE(R) Index*      (14.17%)     7.13%          6.99%
                                                                         -------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  7

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means he looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not receive interest and principal when due, is a fundamental risk associated with the Portfolio.

          The Portfolio may invest in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 8 Janus Aspen Series

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how Flexible Income Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

            Annual returns for periods ended 12/31

                 (0.91)%    23.86%    9.19%    11.76%    9.11%    1.60%    6.25%
                  1994       1995     1996      1997     1998     1999     2000

            Best Quarter: 2nd-1995  6.71%  Worst Quarter: 2nd-1999  (1.21%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                         1 year    5 years       (9/13/93)
                Flexible Income Portfolio - Institutional Shares          6.25%     7.53%          8.19%
                Lehman Brothers Gov't/Credit Index*                      11.85%     6.24%          6.26%
                                                                         -------------------------------------

           * Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.
                                                          Risk return summary  9

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                   Total Annual Fund                    Total Annual Fund
                                           Management    Other     Operating Expenses                   Operating Expenses
                                              Fee       Expenses    Without Waivers*    Total Waivers     With Waivers*
    Aggressive Growth Portfolio              0.65%       0.01%            0.66%               N/A              0.66%
    Capital Appreciation Portfolio           0.65%       0.02%            0.67%               N/A              0.67%
    Core Equity Portfolio**                  0.65%       1.00%            1.65%             0.40%              1.25%
    Balanced Portfolio                       0.65%       0.01%            0.66%               N/A              0.66%
    Growth and Income Portfolio              0.65%       0.13%            0.78%               N/A              0.78%
    International Growth Portfolio           0.65%       0.06%            0.71%               N/A              0.71%
    Flexible Income Portfolio                0.65%       0.11%            0.76%               N/A              0.76%

--------------------------------------------------------------------------------
    * Expenses are based upon expenses for the year ended December 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth, Capital Appreciation, Core Equity, Balanced, Growth and Income
      and International Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.
   ** Formerly, Equity Income Portfolio.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS (IF ANY). This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Aggressive Growth Portfolio                                    $ 67       $211       $368       $  822
    Capital Appreciation Portfolio                                 $ 68       $214       $373       $  835
    Core Equity Portfolio+                                         $168       $520       $897       $1,955
    Balanced Portfolio                                             $ 67       $211       $368       $  822
    Growth and Income Portfolio                                    $ 80       $249       $433       $  966
    International Growth Portfolio                                 $ 73       $227       $395       $  883
    Flexible Income Portfolio                                      $ 78       $243       $422       $  942

   + Formerly, Equity Income Portfolio.

 10 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Core Equity Portfolio                                Janus Core Equity Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2000, they ranged from approximately $102 million to $13 billion.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

            Investment objectives, principal investment strategies and risks  11

          CORE EQUITY PORTFOLIO
          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by normally investing at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Balanced Portfolio and Growth and Income Portfolio may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced

 12 Janus Aspen Series

          Portfolio and Growth and Income Portfolio, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW DO BALANCED PORTFOLIO AND GROWTH AND INCOME PORTFOLIO DIFFER FROM EACH OTHER?

          Growth and Income Portfolio places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio. Balanced Portfolio places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Portfolio.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          Balanced Portfolio and Growth and Income Portfolio shift assets between the growth and income components of their holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The growth component of these portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio and Growth and Income Portfolio is expected to consist of securities that the portfolio managers believe have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

            Investment objectives, principal investment strategies and risks  13

8. HOW DO INTEREST RATES AFFECT THE VALUE OF MY FIXED-INCOME INVESTMENTS?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

 14 Janus Aspen Series

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser

            Investment objectives, principal investment strategies and risks 15 degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of Core Equity Portfolio's assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a

 16 Janus Aspen Series
          technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  17

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank

 18 Janus Aspen Series
          between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds

            Investment objectives, principal investment strategies and risks 19 may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

 20 Janus Aspen Series

                                                    Management of the Portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

                                                Management of the Portfolios  21

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                                                  Expense
                                                           Average Daily       Annual Rate         Limit
                                                            Net Assets         Percentage       Percentage
     Portfolios                                            of Portfolio            (%)              (%)
----------------------------------------------------------------------------------------------------------
     Aggressive Growth Portfolio                         All Asset Levels         0.65              N/A
     Capital Appreciation Portfolio
     Balanced Portfolio
     Growth and Income Portfolio
     International Growth Portfolio
----------------------------------------------------------------------------------------------------------
     Core Equity Portfolio(1)                            All Asset Levels         0.65             1.25(2)
----------------------------------------------------------------------------------------------------------
                                                         First $300
     Flexible Income Portfolio                           Million                  0.65             1.00(3)
                                                         Over $300 Million        0.55
----------------------------------------------------------------------------------------------------------

(1) Formerly, Equity Income Portfolio.
(2) Janus Capital has agreed to limit the Portfolio's expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement.
(3) Janus Capital has agreed to limit the Portfolio's expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the year ended December 31, 2000, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based upon each Portfolio's average net assets: 0.65% for Aggressive Growth Portfolio, 0.65% for Capital Appreciation Portfolio, 0.25% for Core Equity Portfolio, 0.65% for Balanced Portfolio, 0.65% for Growth and Income Portfolio, 0.65% for International Growth Portfolio and 0.65% for Flexible Income Portfolio. Absent fee waivers, the management fees based upon Core Equity Portfolio's net assets would have been 0.65%.

 22 Janus Aspen Series

PORTFOLIO MANAGERS

DAVID J. CORKINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth and Income Portfolio which he has managed since its inception. He is Executive Vice President and portfolio manager of Janus Growth and Income Fund and Janus Adviser Growth and Income Fund, each of which he has managed since August 1997 and since inception, respectively. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff is also Executive Vice President and portfolio manager of Janus Adviser Aggressive Growth Fund, which he has managed since inception. He has managed Janus Enterprise Fund since its inception and he has managed or co-managed Janus Venture Fund from December 1993 to February 1997. Mr. Goff joined Janus
            Capital in 1988. He holds a Bachelor of Arts degree in Economics from Yale University. Mr. Goff has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes is Executive
            Vice President and co-manager of Janus Adviser Worldwide Fund and Janus Adviser International Fund, each of which she has co-managed since inception. She is also co-manager of Janus Worldwide Fund and Janus Overseas Fund, each of which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University and she has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Janus Overseas Fund, which he has co-managed since January 2001. He is also Executive Vice President and co-manager of Janus Adviser International Fund, which he has co-managed since January 2001. Mr. Lynn joined Janus Capital in
            1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  23

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Core Equity Portfolio and Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is Executive Vice President and portfolio manager of Janus Adviser Core Equity Fund and Janus Adviser
            Balanced Fund, which she has managed since inception. She is also Executive Vice President and portfolio manager of Janus Core
            Equity Fund and Janus Balanced Fund, which she has managed since January 2000. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. He previously co-managed High-Yield Portfolio from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker has managed or co-managed Janus Flexible Income Fund since December 1991. He previously managed both Janus Short-Term Bond Fund and Janus
            Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. Mr. Speaker joined Janus Capital in 1986. Mr. Speaker holds a Bachelor of Arts degree in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

 24 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  25

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Aggressive Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Aggressive Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 26 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

                                                         Shareholder's guide  27

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Excessive trading of Portfolio shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. If a Portfolio allows a market timer to trade Portfolio shares, it may in the future require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 28 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years or the life of the Portfolio if less than five years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   Periods ended December 31
                                                                   2000          1999         1998        1997        1996
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $59.70        $27.64      $20.55      $18.24      $17.08
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.01            --          --          --          --
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (17.08)         33.46        7.09        2.31        1.36
  4. Total from investment operations                              (17.07)         33.46        7.09        2.31        1.36
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --            --          --          --          --
  6. Dividends (in excess of net investment income)                     --            --          --          --          --
  7. Distributions (from capital gains)                             (0.27)        (1.40)          --          --      (0.19)
  8. Distributions (in excess of realized gains)                    (4.31)            --          --          --          --
  9. Tax return of capital distributions                            (1.75)            --          --          --      (0.01)
 10. Total distributions                                            (6.33)        (1.40)          --          --      (0.20)
 11. NET ASSET VALUE, END OF PERIOD                                 $36.30        $59.70      $27.64      $20.55      $18.24
 12. Total return                                                 (31.82%)       125.40%      34.26%      12.66%       7.95%
 13. Net assets, end of period (in thousands)                   $3,485,768    $3,319,619    $772,943    $508,198    $383,693
 14. Average net assets for the period (in thousands)           $4,409,584    $1,476,445    $576,444    $418,464    $290,629
 15. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.70%(2)    0.75%(2)    0.76%(2)    0.76%(2)
 16. Ratio of net expenses to average net assets(3)                  0.66%         0.69%       0.75%       0.76%       0.76%
 17. Ratio of net investment income to average net assets          (0.42%)       (0.50%)     (0.36%)     (0.10%)     (0.27%)
 18. Portfolio turnover rate                                           82%          105%        132%        130%         88%
-------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2000, 0.70% in 1999, 0.75% in 1998, 0.78% in 1997 and
    0.83% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  29

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------
                                                                          Periods ended December 31
                                                                  2000         1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $33.17      $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.43        0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (6.43)       13.22       7.32        2.61
  4. Total from investment operations                              (6.00)       13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.37)      (0.11)     (0.01)      (0.04)
  6. Dividends (in excess of net investment income)                    --          --         --          --
  7. Distributions (from capital gains)                                --          --         --          --
  8. Distributions (in excess of realized gains)                   (0.01)          --         --          --
  9. Tax return of capital distributions                               --          --         --          --
 10. Total distributions                                           (0.38)      (0.11)     (0.01)      (0.04)
 11. NET ASSET VALUE, END OF PERIOD                                $26.79      $33.17     $19.94      $12.62
 12. Total return*                                               (18.18%)      67.00%     58.11%      26.60%
 13. Net assets, end of period (in thousands)                  $1,010,497    $626,611    $74,187      $6,833
 14. Average net assets for the period (in thousands)            $954,279    $257,422    $25,964      $2,632
 15. Ratio of gross expenses to average net assets**(2)             0.67%(3)    0.70%(3)   0.92%(3)    1.26%(3)
 16. Ratio of net expenses to average net assets**(4)               0.67%       0.70%      0.91%       1.25%
 17. Ratio of net investment income to average net assets**         1.60%       0.76%      0.27%       1.43%
 18. Portfolio turnover rate**                                        41%         52%        91%        101%
---------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.67% in 2000, 0.79% in 1999, 0.97% in 1998 and 2.19% in 1997
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).
(4) The expense ratio reflects expenses after any expense offset arrangements.

 30 Janus Aspen Series

CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------------------------------------
                                                                         Periods ended December 31
                                                                  2000        1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $27.32      $19.41      $13.46      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.07        0.07        0.02        0.01
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                 (1.95)        7.99        6.16        3.46
  4. Total from investment operations                            (1.88)        8.06        6.18        3.47
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.07)      (0.06)      (0.02)      (0.01)
  6. Dividends (in excess of net investment income)                  --          --          --          --
  7. Distributions (from capital gains)                          (6.17)      (0.09)      (0.21)          --
  8. Distributions (in excess of realized gains)                     --          --          --          --
  9. Tax return of capital distributions                             --          --          --          --
 10. Total distributions                                         (6.24)      (0.15)      (0.23)      (0.01)
 11. NET ASSET VALUE, END OF PERIOD                              $19.20      $27.32      $19.41      $13.46
 12. Total return*                                              (8.07%)      41.58%      46.24%      34.70%
 13. Net assets, end of period (in thousands)                   $15,712     $18,975      $9,017      $3,047
 14. Average net assets for the period (in thousands)           $17,328     $14,663      $5,629      $1,101
 15. Ratio of gross expenses to average net assets**(3)           1.25%(4)    1.25%(4)    1.25%(4)    1.25%(4)
 16. Ratio of net expenses to average net assets**(5)             1.25%       1.25%       1.25%       1.25%
 17. Ratio of net investment income to average net assets**       0.36%       0.31%       0.17%       0.35%
 18. Portfolio turnover rate**                                      95%        114%         79%        128%
--------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) Formerly, Equity Income Portfolio.
(2) May 1, 1997 (inception) through December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.65% in 2000, 1.38% in 1999, 1.86% in 1998 and 5.75% in 1997
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Core Equity Fund.
(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  31

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Periods ended December 31
                                                                   2000          1999         1998        1997        1996
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $27.91        $22.50      $17.47      $14.77     $13.03
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.64          0.59        0.39        0.34       0.32
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    (1.22)          5.38        5.51        2.89       1.81
  4. Total from investment operations                               (0.58)          5.97        5.90        3.23       2.13
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.69)        (0.56)      (0.38)      (0.35)     (0.30)
  6. Dividends (in excess of net investment income)                     --            --          --          --         --
  7. Distributions (from capital gains)                             (2.00)            --      (0.45)      (0.18)     (0.09)
  8. Distributions (in excess of realized gains)                    (0.31)            --      (0.04)          --         --
  9. Tax return of capital distributions                            (0.02)            --          --          --         --
 10. Total distributions                                            (3.02)        (0.56)      (0.87)      (0.53)     (0.39)
 11. NET ASSET VALUE, END OF PERIOD                                 $24.31        $27.91      $22.50      $17.47     $14.77
 12. Total return                                                  (2.27%)        26.76%      34.28%      22.10%     16.18%
 13. Net assets, end of period (in thousands)                   $3,352,381    $2,453,079    $882,495    $362,409    $85,480
 14. Average net assets for the period (in thousands)           $3,020,072    $1,583,635    $555,002    $176,432    $43,414
 15. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.69%(2)    0.74%(2)    0.83%(2)   0.94%(2)
 16. Ratio of net expenses to average net assets(3)                  0.66%         0.69%       0.74%       0.82%      0.92%
 17. Ratio of net investment income to average net assets            3.15%         2.86%       2.41%       2.87%      2.92%
 18. Portfolio turnover rate                                           72%           92%         70%        139%       103%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2000, 0.69% in 1999, 0.74% in 1998, 0.83% in 1997 and
    1.07% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 32 Janus Aspen Series

GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------
                                                                   Periods ended December 31
                                                                  2000        1999      1998(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $20.77      $11.96     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.19        0.04       0.02
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                  (3.08)        8.81       1.96
  4. Total from investment operations                             (2.89)        8.85       1.98
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.16)      (0.04)     (0.02)
  6. Dividends (in excess of net investment income)                   --          --         --
  7. Distributions (from capital gains)                               --          --         --
  8. Distributions (in excess of realized gains)                  (0.31)          --         --
  9. Tax return of capital distributions                              --          --         --
 10. Total distributions                                          (0.47)      (0.04)     (0.02)
 11. NET ASSET VALUE, END OF PERIOD                               $17.41      $20.77     $11.96
 12. Total return*                                              (14.10%)      74.04%     19.80%
 13. Net assets, end of period (in thousands)                   $123,812     $84,480     $6,413
 14. Average net assets for the period (in thousands)           $124,282     $28,838     $2,883
 15. Ratio of gross expenses to average net assets**(2)            0.78%(3)    1.06%(3)   1.25%(3)
 16. Ratio of net expenses to average net assets**(4)              0.78%       1.05%      1.25%
 17. Ratio of net investment income to average net assets**        1.07%       0.56%      0.66%
 18. Portfolio turnover rate**                                       37%         59%        62%
--------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1998 (inception) through December 31, 1998.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.78% in 2000, 1.15% in 1999 and 3.06% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Growth and Income Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  33

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ended December 31
                                                                   2000         1999        1998        1997        1996
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $38.67      $21.27      $18.48      $15.72     $11.95
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.62        0.06        0.13        0.11       0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (6.51)       17.40        3.07        2.80       4.06
  4. Total from investment operations                               (5.89)       17.46        3.20        2.91       4.11
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.63)      (0.06)      (0.14)      (0.11)     (0.11)
  6. Dividends (in excess of net investment income)                     --          --          --          --         --
  7. Distributions (from capital gains)                                 --          --          --      (0.01)     (0.23)
  8. Distributions (in excess of realized gains)                    (0.91)          --      (0.27)      (0.03)         --
  9. Tax return of capital distributions                            (0.34)          --          --          --         --
 10. Total distributions                                            (1.88)      (0.06)      (0.41)      (0.15)     (0.34)
 11. NET ASSET VALUE, END OF PERIOD                                 $30.90      $38.67      $21.27      $18.48     $15.72
 12. Total return*                                                (15.94%)      82.27%      17.23%      18.51%     34.71%
 13. Net assets, end of period (in thousands)                   $1,158,666    $810,392    $311,110    $161,091    $27,192
 14. Average net assets for the period (in thousands)           $1,214,163    $425,876    $234,421     $96,164     $7,437
 15. Ratio of gross expenses to average net assets(1)                0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)   1.26%(2)
 16. Ratio of net expenses to average net assets(3)                  0.71%       0.76%       0.86%       0.96%      1.25%
 17. Ratio of net investment income to average net assets            1.88%       0.26%       0.73%       0.70%      0.62%
 18. Portfolio turnover rate                                           67%         80%         93%         86%        65%
----------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.71% in 2000, 0.84% in 1999, 0.95% in 1998, 1.08% in 1997 and
    2.21% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any offset arrangements.

 34 Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ended December 31
                                                                  2000        1999        1998        1997        1996
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $11.41      $12.05      $11.78     $11.24      $11.11
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.72        0.76        0.64       0.67        0.74
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (0.02)      (0.58)        0.41       0.62        0.24
  4. Total from investment operations                               0.70        0.18        1.05       1.29        0.98
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.65)      (0.75)      (0.67)     (0.64)      (0.72)
  6. Dividends (in excess of net investment income)                   --          --          --         --          --
  7. Distributions (from capital gains)                               --      (0.07)      (0.11)     (0.11)      (0.13)
  8. Distributions (in excess of realized gains)                      --          --          --         --          --
  9. Tax return of capital distributions                              --          --          --         --          --
 10. Total distributions                                          (0.65)      (0.82)      (0.78)     (0.75)      (0.85)
 11. NET ASSET VALUE, END OF PERIOD                               $11.46      $11.41      $12.05     $11.78      $11.24
 12. Total return                                                  6.25%       1.60%       9.11%     11.76%       9.19%
 13. Net assets, end of period (in thousands)                   $242,401    $186,681    $129,582    $54,098     $25,315
 14. Average net assets for the period (in thousands)           $206,242    $161,459     $86,627    $36,547     $17,889
 15. Ratio of gross expenses to average net assets(1)              0.76%(2)    0.72%(2)    0.73%(2)   0.75%(2)    0.84%(2)
 16. Ratio of net expenses to average net assets(3)                0.76%       0.72%       0.73%      0.75%       0.83%
 17. Ratio of net investment income to average net assets          7.02%       6.99%       6.36%      6.90%       7.31%
 18. Portfolio turnover rate                                        202%        116%        145%       119%        250%
--------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.76% in 2000, 0.72% in 1999, 0.73% in 1998, 0.75% in 1997 and
    0.84% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Flexible Income Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  35

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted

 36 Janus Aspen Series
          by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue

                                                Glossary of investment terms  37
          from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified

 38 Janus Aspen Series
          price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Portfolio Fund will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  39

Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

 40 Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                            Explanation of rating categories  41

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2000, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                -------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       36%
                 AA                                                                         4%
                 A                                                                         11%
                 BBB                                                                       22%
                 BB                                                                         8%
                 B                                                                          7%
                 CCC                                                                        1%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                  2%
                 Preferred Stock                                                            1%
                 Cash and Options                                                           8%
                 TOTAL                                                                    100%
                -------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2000.

 42 Janus Aspen Series

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        www.janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your insurance company or plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                  [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              JULY 31, 2001

                              Capital Appreciation Portfolio
                              Core Equity Portfolio
                              (Formerly Equity Income Portfolio)
                              International Growth Portfolio
                              Flexible Income Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................    6
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    9
                   Flexible Income Portfolio................................   10
                   General portfolio policies...............................   12
                   Risks for Equity Portfolios..............................   14
                   Risks for Flexible Income Portfolio......................   14
                   Risks Common to All Portfolios...........................   15
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   17
                   Management expenses......................................   17
                   Portfolio managers.......................................   18
                OTHER INFORMATION...........................................   20
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   21
                   Taxes....................................................   21
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   22
                   Purchases................................................   22
                   Redemptions..............................................   23
                   Excessive trading........................................   23
                   Shareholder communications...............................   23
                FINANCIAL HIGHLIGHTS........................................   24
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   28
                   Futures, options and other derivatives...................   30
                   Other investments, strategies and/or techniques..........   30
                EXPLANATION OF RATING CATEGORIES............................   32


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - CAPITAL APPRECIATION PORTFOLIO AND CORE EQUITY PORTFOLIO seek long-term growth of capital.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Core Equity Portfolio).

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          CORE EQUITY PORTFOLIO normally invests at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

 2 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          CAPITAL APPRECIATION PORTFOLIO is nondiversified. This means it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                                                58.11%    67.00%    (18.18%)
                                                 1998      1999       2000

           Best Quarter: 4th-1999  41.77%  Worst Quarter: 4th-2000  (17.42%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                  1 year        (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares            (18.18%)        31.55%
                S&P 500 Index*                                                    (9.10%)        16.19%
                                                                                 ---------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

           CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                                                  46.24%    41.58%    (8.07%)
                                                   1998      1999      2000

           Best Quarter:  4th-1998  28.51%  Worst Quarter:  3rd-1998  (7.18%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                            Since Inception
                                                                                 1 year        (5/1/97)
                Core Equity Portfolio - Institutional Shares+                    (8.07%)        29.26%
                S&P 500 Index*                                                   (9.10%)        16.19%
                                                                                 --------------------------

           + Formerly, Equity Income Portfolio.
           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                    23.15%    34.71%    18.51%    17.23%    82.27%    (15.94%)
                     1995      1996      1997      1998      1999       2000

           Best Quarter:  4th-2000  58.48%  Worst Quarter:  3rd-1998  (17.76%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                            Since Inception
                                                                       1 year     5 years       (5/2/94)
               International Growth Portfolio - Institutional
                 Shares                                               (15.94%)    23.45%         20.32%
               Morgan Stanley Capital International EAFE(R) Index*    (14.17%)     7.13%          6.99%
                                                                      -------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means he looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not receive interest and principal when due, is a fundamental risk associated with the Portfolio.

          The Portfolio may invest in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 6 Janus Aspen Series

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how Flexible Income Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                 (0.91%)    23.86%    9.19%    11.76%    9.11%    1.60%    6.25%
                  1994       1995     1996      1997     1998     1999     2000

           Best Quarter:  2nd-1995  6.71%  Worst Quarter:  2nd-1999  (1.21%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                         1 year    5 years       (9/13/93)
                Flexible Income Portfolio - Institutional Shares          6.25%     7.53%          8.19%
                Lehman Brothers Gov't/Credit Index*                      11.85%     6.24%          6.26%
                                                                         ------------------------------------

           * Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                   Total Annual Fund                    Total Annual Fund
                                           Management    Other     Operating Expenses                   Operating Expenses
                                              Fee       Expenses    Without Waivers*    Total Waivers     With Waivers*
    Capital Appreciation Portfolio           0.65%       0.02%            0.67%               N/A              0.67%
    Core Equity Portfolio**                  0.65%       1.00%            1.65%             0.40%              1.25%
    International Growth Portfolio           0.65%       0.06%            0.71%               N/A              0.71%
    Flexible Income Portfolio                0.65%       0.11%            0.76%               N/A              0.76%

--------------------------------------------------------------------------------
    * Expenses are based upon expenses for the year ended December 31, 2000, restated to reflect a reduction in the management fee for Capital Appreciation, Core Equity and International Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.
   ** Formerly, Equity Income Portfolio.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS (IF ANY). This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Capital Appreciation Portfolio                                   $68       $214       $373        $835
    Core Equity Portfolio+                                          $168       $520       $897      $1,955
    International Growth Portfolio                                   $73       $227       $395        $883
    Flexible Income Portfolio                                        $78       $243       $422        $942

   + Formerly, Equity Income Portfolio.

 8 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Core Equity Portfolio                                Janus Core Equity Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          CORE EQUITY PORTFOLIO
          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by normally investing at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

             Investment objectives, principal investment strategies and risks  9

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolios offered by this Prospectus do not emphasize companies of any particular size.

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

 10 Janus Aspen Series

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

            Investment objectives, principal investment strategies and risks  11

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of Core Equity Portfolio's assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

          - common stocks

          - mortgage- and asset-backed securities

 12 Janus Aspen Series

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  13

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF CAPITAL APPRECIATION PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank

 14 Janus Aspen Series
          between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds

            Investment objectives, principal investment strategies and risks 15 may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

 16 Janus Aspen Series

                                                    Management of the Portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
Portfolios                                                of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Capital Appreciation Portfolio                     All Asset Levels          0.65               N/A
     International Growth Portfolio
-------------------------------------------------------------------------------------------------------------
     Core Equity Portfolio(1)                           All Asset Levels          0.65              1.25(2)
-------------------------------------------------------------------------------------------------------------
                                                        First $300
     Flexible Income Portfolio                          Million                   0.65              1.00(3)
                                                        Over $300 Million         0.55
-------------------------------------------------------------------------------------------------------------

(1) Formerly, Equity Income Portfolio.
(2) Janus Capital has agreed to limit the Portfolio's expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement.
(3) Janus Capital has agreed to limit the Portfolio's expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the year ended December 31, 2000, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based upon each Portfolio's average net assets: 0.65% for Capital Appreciation Portfolio, 0.25% for Core Equity Portfolio, 0.65% for International Growth Portfolio and 0.65% for Flexible Income Portfolio. Absent fee waivers, the management fees based upon Core Equity Portfolio's net assets would have been 0.65%.

                                                Management of the Portfolios  17

PORTFOLIO MANAGERS

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes is Executive
            Vice President and co-manager of Janus Adviser Worldwide Fund and Janus Adviser International Fund, each of which she has co-managed since inception. She is also co-manager of Janus Worldwide Fund and Janus Overseas Fund, each of which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University and she has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Janus Overseas Fund, which he has co-managed since January 2001. He is also Executive Vice President and co-manager of Janus Adviser International Fund, which he has co-managed since January 2001. Mr. Lynn joined Janus Capital in
            1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Core Equity Portfolio and Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is Executive Vice President and portfolio manager of Janus Adviser Balanced Fund and Janus Adviser Core
            Equity Fund, which she has managed since inception. She is also Executive Vice President and portfolio manager of Janus Balanced Fund and Janus Core Equity Fund, which she has managed since
            January 2000. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

 18 Janus Aspen Series

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. He previously co-managed High-Yield Portfolio from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker has managed or co-managed Janus Flexible Income Fund since December 1991. He previously managed both Janus Short-Term Bond Fund and Janus
            Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. Mr. Speaker joined Janus Capital in 1986. Mr. Speaker holds a Bachelor of Arts degree in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

                                                Management of the Portfolios  19

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 20 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Capital Appreciation Portfolio declared a dividend in the amount of $0.25 per share. If the price of Capital Appreciation Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  21

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

 22 Janus Aspen Series

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Excessive trading of Portfolio shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. If a Portfolio allows a market timer to trade Portfolio shares, it may in the future require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  23

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years or the life of the Portfolio if less than five years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------
                                                                          Periods ended December 31
                                                                  2000         1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $33.17      $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.43        0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (6.43)       13.22       7.32        2.61
  4. Total from investment operations                              (6.00)       13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.37)      (0.11)     (0.01)      (0.04)
  6. Dividends (in excess of net investment income)                    --          --         --          --
  7. Distributions (from capital gains)                                --          --         --          --
  8. Distributions (in excess of realized gains)                   (0.01)          --         --          --
  9. Tax return of capital distributions                               --          --         --          --
 10. Total distributions                                           (0.38)      (0.11)     (0.01)      (0.04)
 11. NET ASSET VALUE, END OF PERIOD                                $26.79      $33.17     $19.94      $12.62
 12. Total return*                                               (18.18%)      67.00%     58.11%      26.60%
 13. Net assets, end of period (in thousands)                  $1,010,497    $626,611    $74,187      $6,833
 14. Average net assets for the period (in thousands)            $954,279    $257,422    $25,964      $2,632
 15. Ratio of gross expenses to average net assets**(2)             0.67%(3)    0.70%(3)   0.92%(3)    1.26%(3)
 16. Ratio of net expenses to average net assets**(4)               0.67%       0.70%      0.91%       1.25%
 17. Ratio of net investment income to average net assets**         1.60%       0.76%      0.27%       1.43%
 18. Portfolio turnover rate**                                        41%         52%        91%        101%
---------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.67% in 2000, 0.79% in 1999, 0.97% in 1998 and 2.19% in 1997
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).
(4) The expense ratio reflects expenses after any expense offset arrangements.

 24 Janus Aspen Series

CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------------------------------------
                                                                         Periods ended December 31
                                                                  2000        1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $27.32      $19.41      $13.46      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.07        0.07        0.02        0.01
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                 (1.95)        7.99        6.16        3.46
  4. Total from investment operations                            (1.88)        8.06        6.18        3.47
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.07)      (0.06)      (0.02)      (0.01)
  6. Dividends (in excess of net investment income)                  --          --          --          --
  7. Distributions (from capital gains)                          (6.17)      (0.09)      (0.21)          --
  8. Distributions (in excess of realized gains)                     --          --          --          --
  9. Tax return of capital distributions                             --          --          --          --
 10. Total distributions                                         (6.24)      (0.15)      (0.23)      (0.01)
 11. NET ASSET VALUE, END OF PERIOD                              $19.20      $27.32      $19.41      $13.46
 12. Total return*                                              (8.07%)      41.58%      46.24%      34.70%
 13. Net assets, end of period (in thousands)                   $15,712     $18,975      $9,017      $3,047
 14. Average net assets for the period (in thousands)           $17,328     $14,663      $5,629      $1,101
 15. Ratio of gross expenses to average net assets**(3)           1.25%(4)    1.25%(4)    1.25%(4)    1.25%(4)
 16. Ratio of net expenses to average net assets**(5)             1.25%       1.25%       1.25%       1.25%
 17. Ratio of net investment income to average net assets**       0.36%       0.31%       0.17%       0.35%
 18. Portfolio turnover rate**                                      95%        114%         79%        128%
--------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) Formerly, Equity Income Portfolio.
(2) May 1, 1997 (inception) through December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.65% in 2000, 1.38% in 1999, 1.86% in 1998 and 5.75% in 1997
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Core Equity Fund.
(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  25

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ended December 31
                                                                   2000         1999        1998        1997        1996
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $38.67      $21.27      $18.48      $15.72     $11.95
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.62        0.06        0.13        0.11       0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (6.51)       17.40        3.07        2.80       4.06
  4. Total from investment operations                               (5.89)       17.46        3.20        2.91       4.11
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.63)      (0.06)      (0.14)      (0.11)     (0.11)
  6. Dividends (in excess of net investment income)                     --          --          --          --         --
  7. Distributions (from capital gains)                                 --          --          --      (0.01)     (0.23)
  8. Distributions (in excess of realized gains)                    (0.91)          --      (0.27)      (0.03)         --
  9. Tax return of capital distributions                            (0.34)          --          --          --         --
 10. Total distributions                                            (1.88)      (0.06)      (0.41)      (0.15)     (0.34)
 11. NET ASSET VALUE, END OF PERIOD                                 $30.90      $38.67      $21.27      $18.48     $15.72
 12. Total return*                                                (15.94%)      82.27%      17.23%      18.51%     34.71%
 13. Net assets, end of period (in thousands)                   $1,158,666    $810,392    $311,110    $161,091    $27,192
 14. Average net assets for the period (in thousands)           $1,214,163    $425,876    $234,421     $96,164     $7,437
 15. Ratio of gross expenses to average net assets(1)                0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)   1.26%(2)
 16. Ratio of net expenses to average net assets(3)                  0.71%       0.76%       0.86%       0.96%      1.25%
 17. Ratio of net investment income to average net assets            1.88%       0.26%       0.73%       0.70%      0.62%
 18. Portfolio turnover rate                                           67%         80%         93%         86%        65%
----------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.71% in 2000, 0.84% in 1999, 0.95% in 1998, 1.08% in 1997 and
    2.21% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any offset arrangements.

 26 Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ended December 31
                                                                  2000        1999        1998        1997        1996
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $11.41      $12.05      $11.78     $11.24      $11.11
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.72        0.76        0.64       0.67        0.74
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (0.02)      (0.58)        0.41       0.62        0.24
  4. Total from investment operations                               0.70        0.18        1.05       1.29        0.98
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.65)      (0.75)      (0.67)     (0.64)      (0.72)
  6. Dividends (in excess of net investment income)                   --          --          --         --          --
  7. Distributions (from capital gains)                               --      (0.07)      (0.11)     (0.11)      (0.13)
  8. Distributions (in excess of realized gains)                      --          --          --         --          --
  9. Tax return of capital distributions                              --          --          --         --          --
 10. Total distributions                                          (0.65)      (0.82)      (0.78)     (0.75)      (0.85)
 11. NET ASSET VALUE, END OF PERIOD                               $11.46      $11.41      $12.05     $11.78      $11.24
 12. Total return                                                  6.25%       1.60%       9.11%     11.76%       9.19%
 13. Net assets, end of period (in thousands)                   $242,401    $186,681    $129,582    $54,098     $25,315
 14. Average net assets for the period (in thousands)           $206,242    $161,459     $86,627    $36,547     $17,889
 15. Ratio of gross expenses to average net assets(1)              0.76%(2)    0.72%(2)    0.73%(2)   0.75%(2)    0.84%(2)
 16. Ratio of net expenses to average net assets(3)                0.76%       0.72%       0.73%      0.75%       0.83%
 17. Ratio of net investment income to average net assets          7.02%       6.99%       6.36%      6.90%       7.31%
 18. Portfolio turnover rate                                        202%        116%        145%       119%        250%
--------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.76% in 2000, 0.72% in 1999, 0.73% in 1998, 0.75% in 1997 and
    0.84% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Flexible Income Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  27

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted

 28 Janus Aspen Series
          by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue

                                                Glossary of investment terms  29
          from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified

 30 Janus Aspen Series
          price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Portfolio Fund will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  31

Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

 32 Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                            Explanation of rating categories  33

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2000, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                -------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       36%
                 AA                                                                         4%
                 A                                                                         11%
                 BBB                                                                       22%
                 BB                                                                         8%
                 B                                                                          7%
                 CCC                                                                        1%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                  2%
                 Preferred Stock                                                            1%
                 Cash and Options                                                           8%
                 TOTAL                                                                    100%
                -------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2000.

 34 Janus Aspen Series

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        www.janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your insurance company or plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                 [JANUS LOGO]

                   Janus Aspen Series
                   Service Shares

                              PROSPECTUS
                              JULY 31, 2001

                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Capital Appreciation Portfolio
                              Strategic Value Portfolio
                              Core Equity Portfolio
                              (Formerly Equity Income Portfolio)
                              Balanced Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes eight series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Service Shares, (the "Shares"), are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................   10
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................   12
                   General portfolio policies...............................   15
                   Risks for Equity Portfolios..............................   18
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   20
                   Management expenses......................................   20
                   Portfolio managers.......................................   22
                OTHER INFORMATION...........................................   24
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   25
                   Taxes....................................................   25
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   26
                   Purchases................................................   26
                   Redemptions..............................................   27
                   Excessive trading........................................   27
                   Shareholder communications...............................   27
                FINANCIAL HIGHLIGHTS........................................   28
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   36
                   Futures, options and other derivatives...................   38
                   Other investments, strategies and/or techniques..........   38


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, STRATEGIC VALUE PORTFOLIO AND CORE EQUITY PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Core Equity Portfolio).

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

 2 Janus Aspen Series

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          STRATEGIC VALUE PORTFOLIO invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

          CORE EQUITY PORTFOLIO normally invests at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases and, in the case of Strategic Value Portfolio, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of BALANCED PORTFOLIO includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

                                                          Risk return summary  3

          AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO AND STRATEGIC VALUE PORTFOLIO are nondiversified. This means they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4 Janus Aspen Series

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the period indicated but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           GROWTH PORTFOLIO - SERVICE SHARES

           Annual returns for periods ended 12/31

                    2.71%  29.96%   18.14%   22.49%   35.59%    43.01%  (14.75%)
                    1994    1995     1996     1997     1998      1999     2000

           Best Quarter:  4th-1998  27.71%  Worst Quarter:  4th-2000  (17.06%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year    5 years        (9/13/93)
                Growth Portfolio - Service Shares                        (14.75%)    19.06%         17.69%
                S&P 500 Index*                                            (9.10%)    18.33%         17.74%
                                                                     ------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  5

           AGGRESSIVE GROWTH PORTFOLIO - SERVICE SHARES

           Annual returns for periods ended 12/31

                      16.33%  27.38%  7.72%  12.53%  34.19%  123.16%  (31.78%)
                       1994    1995   1996    1997    1998     1999     2000

           Best Quarter:  4th-1999  58.17%  Worst Quarter:  4th-2000  (31.37%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                       1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Service Shares          (31.78%)     19.89%         22.16%
                S&P MidCap 400 Index*                                  17.50%      20.41%         18.00%
                                                                  ------------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

           CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES

           Annual returns for periods ended 12/31

                                                  57.91%    64.60%    (18.37%)
                                                   1998      1999       2000

           Best Quarter:  4th-1999  40.00%  Worst Quarter:  4th-2000  (17.50%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                  1 year        (5/1/97)
                Capital Appreciation Portfolio - Service Shares                   (18.37%)       30.99%
                S&P 500 Index*                                                     (9.10%)       16.19%
                                                                              ------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 6 Janus Aspen Series

           STRATEGIC VALUE PORTFOLIO - SERVICE SHARES

          Since Strategic Value Portfolio did not commence operations until May 1, 2000, the bar chart and table are not included for this Portfolio.

          For the period of commencement of operations to December 31, 2000, Strategic Value Portfolio's year to date return was 0.40%.

           CORE EQUITY PORTFOLIO - SERVICE SHARES

           Annual returns for periods ended 12/31

                                                45.99%    40.39%    (8.24%)
                                                 1998      1999      2000

           Best Quarter: 4th-1998  28.47%  Worst Quarter: 3rd-1998  (7.23%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Core Equity Portfolio - Service Shares+                          (8.24%)       28.76%
                S&P 500 Index*                                                   (9.10%)       16.19%
                                                                             -----------------------------

          + Formerly, Equity Income Portfolio.
          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  7

           BALANCED PORTFOLIO - SERVICE SHARES
           Annual returns for periods ended 12/31

                0.84%   24.79%   16.18%   21.96%   34.03%   26.03%    (1.37%)
                1994     1995     1996     1997     1998     1999      2000

           Best Quarter:  4th-1998  20.26%  Worst Quarter:  3rd-1998  (5.02%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Service Shares                       (1.37%)   18.73%         17.19%
                S&P 500 Index*                                            (9.10%)   18.33%         17.74%
                Lehman Brothers Gov't/Credit Index**                      11.85%     6.24%          6.26%
                                                                      ----------------------------------------

            * The S&P 500 is the Standard & Poor's Composite Index of 500
              Stocks, a widely recognized, unmanaged index of common stock prices.
           ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

           INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

           Annual returns for periods ended 12/31

                    23.15%    34.71%    18.36%    16.88%    79.52%    (16.14%)
                     1995      1996      1997      1998      1999       2000

           Best Quarter:  4th-1999  56.24%  Worst Quarter:  3rd-1998  (17.76%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year     5 years       (5/2/94)
                International Growth Portfolio - Service Shares           (16.14%)   23.00%         20.32%
                Morgan Stanley Capital International EAFE(R) Index*       (14.17%)    7.13%          6.99%
                                                                      -----------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

 8 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

           Annual returns for periods ended 12/31

                 1.53%   27.29%   28.80%   21.91%   28.71%   63.49%   (15.99%)
                 1994     1995     1996     1997     1998     1999      2000

           Best Quarter:  4th-1999  41.62%  Worst Quarter:  3rd-1998  (17.00%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year     5 years       (9/13/93)
                Worldwide Growth Portfolio - Service Shares               (15.99%)   22.65%         21.93%
                Morgan Stanley Capital International World Index*         (13.18%)   12.12%         11.82%
                                                                      -----------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  9

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

 10 Janus Aspen Series

                                                                            Total Annual Fund                    TOTAL ANNUAL FUND
                                                Distribution                    Operating                            OPERATING
                                  Management       (12b-1)       Other          Expenses                              EXPENSES
                                      Fee          Fees(1)     Expenses    Without Waivers(2)    TOTAL WAIVER    WITHOUT WAIVERS(2)
Growth Portfolio                     0.65%            0.25%      0.02%           0.92%                N/A              0.92%
Aggressive Growth Portfolio          0.65%            0.25%      0.02%           0.92%                N/A              0.92%
Capital Appreciation Portfolio       0.65%            0.25%      0.02%           0.92%                N/A              0.92%
Strategic Value Portfolio            0.65%            0.25%      2.82%           3.72%              2.22%              1.50%
Core Equity Portfolio(3)             0.65%            0.25%      1.13%           2.03%              0.53%              1.50%
Balanced Portfolio                   0.65%            0.25%      0.02%           0.92%                N/A              0.92%
International Growth Portfolio       0.65%            0.25%      0.06%           0.96%                N/A              0.96%
Worldwide Growth Portfolio           0.65%            0.25%      0.05%           0.95                 N/A              0.95%

--------------------------------------------------------------------------------
   (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National
       Association of Securities Dealers, Inc.

   (2) Expenses are based upon expenses for the year ended December 31, 2000, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, Capital Appreciation, Core Equity, Balanced International Growth and Worldwide Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

   (3) Formerly, Equity Income Portfolio.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS (IF ANY). This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                               $ 94      $  293     $  509      $1,131
    Aggressive Growth Portfolio                                    $ 94      $  293     $  509      $1,131
    Capital Appreciation Portfolio                                 $ 94      $  293     $  509      $1,131
    Strategic Value Portfolio                                      $374      $1,138     $1,920      $3,967
    Core Equity Portfolio*                                         $206      $  637     $1,093      $2,358
    Balanced Portfolio                                             $ 94      $  293     $  509      $1,131
    International Growth Portfolio                                 $ 98      $  306     $  531      $1,178
    Worldwide Growth Portfolio                                     $ 97      $  303     $  526      $1,166

   * Formerly, Equity Income Portfolio.

                                                         Risk return summary  11

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Strategic Value Portfolio                        Janus Strategic Value Fund
                  Core Equity Portfolio                                Janus Core Equity Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2000, they ranged from approximately $102 million to $13 billion.

 12 Janus Aspen Series

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          STRATEGIC VALUE PORTFOLIO
          Strategic Value Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

          The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

          The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

          CORE EQUITY PORTFOLIO
          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by normally investing at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

            Investment objectives, principal investment strategies and risks  13

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          In the case of Strategic Value Portfolio, the portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio manager believes are undervalued relative to their intrinsic worth and have the potential for long term growth of capital.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW DOES THE PORTFOLIO MANAGER OF STRATEGIC VALUE PORTFOLIO DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

          A company may be undervalued when, in the opinion of the portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Portfolio than those obtained by paying premium prices for companies currently in favor in the market.

 14 Janus Aspen Series

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio is expected to consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

8. HOW DO INTEREST RATES AFFECT THE VALUE OF MY FIXED-INCOME INVESTMENTS?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser

            Investment objectives, principal investment strategies and risks 15 degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of Core Equity Portfolio's assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's

 16 Janus Aspen Series
          holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  17

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO, STRATEGIC VALUE PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

          If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Strategic Value Portfolio may suffer. In general, the portfolio manager believes these risks are mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

4. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic

 18 Janus Aspen Series
          securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the SAI for a description of bond rating categories.

6. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

            Investment objectives, principal investment strategies and risks  19

Management of the Portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including the distribution fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                         Average Daily
                                          Net Assets        Annual Rate      Expense Limit
Portfolios                               of Portfolio      Percentage (%)    Percentage(%)
------------------------------------------------------------------------------------------
Growth Portfolio                        All Asset Levels         0.65               N/A
Aggressive Growth Portfolio
Capital Appreciation Portfolio
Balanced Portfolio
International Growth Portfolio
Worldwide Growth Portfolio
------------------------------------------------------------------------------------------
Strategic Value Portfolio               All Asset Levels         0.65              1.25(1)
Core Equity Portfolio(2)
------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolios' expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements.
(2) Formerly, Equity Income Portfolio.

 20 Janus Aspen Series

          For the year ended December 31, 2000, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based upon each Portfolio's average net assets: 0.65% for Growth Portfolio, 0.65% for Aggressive Growth Portfolio, 0.65% for Capital Appreciation Portfolio, 0.00% for Strategic Value Portfolio, 0.12% for Core Equity Portfolio, 0.65% for Balanced Portfolio, 0.65% for International Growth Portfolio and 0.65% for Worldwide Growth Portfolio. Absent fee waivers, the management fees based upon each Portfolio's net assets would have been 0.65% for Strategic Value Portfolio and Core Equity Portfolio.

                                                Management of the Portfolios  21

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of Worldwide Growth Portfolio, for which he has served as co-manager since December 1999. Mr. Chang co-managed International Growth Portfolio from
            1998 until December 2000. He is also Executive Vice President and co-manager of Janus Adviser Worldwide Fund, which he has co-managed since inception. Mr. Chang has co-managed Janus
            Worldwide Fund since 1999. He co-managed Janus Adviser
            International Fund from inception to December 2000 and Janus Overseas Fund from 1998 until December 2000. He joined Janus
            Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

DAVID C. DECKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Strategic
            Value Portfolio, which he has managed since inception. Mr. Decker is also Executive Vice President and portfolio manager of Janus Adviser Strategic Value Fund, Janus Special Situations Fund and Janus Strategic Value Fund, each of which he has managed since their inceptions. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff is also Executive Vice President and portfolio manager of Janus Adviser Aggressive Growth Fund, which he has managed since inception. He has managed Janus Enterprise Fund since its inception and he has managed or co-managed Janus Venture Fund from December 1993 to February 1997. Mr. Goff joined Janus
            Capital in 1988. He holds a Bachelor of Arts degree in Economics from Yale University. Mr. Goff has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes is Executive
            Vice President and co-manager of Janus Adviser Worldwide Fund and Janus Adviser International Fund, each of which she has co-managed since inception. She is also co-manager of Janus Worldwide Fund and Janus Overseas Fund, each of which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University and she has earned the right to use the Chartered Financial Analyst designation.

 22 Janus Aspen Series

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Janus Overseas Fund, which he has co-managed since January 2001. He is also Executive Vice President and co-manager of Janus Adviser International Fund, which he has co-managed since January 2001. Mr. Lynn joined Janus Capital in
            1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Core Equity Portfolio and Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is Executive Vice President and portfolio manager of Janus Adviser Core Equity Fund and Janus Adviser
            Balanced Fund, which she has managed since inception. She is also Executive Vice President and portfolio manager of Janus Core
            Equity Fund and Janus Balanced Fund, which she has managed since January 2000. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since January 2000. He previously managed Balanced Portfolio from May 1996 to December 1999 and
            Core Equity Portfolio from its inception to December 1999. Mr. Rollins has managed Janus Fund since January 2000. He also managed Janus Balanced Fund from January 1996 until December 1999 and Janus Core Equity Fund from inception until December 1999.
            Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

                                                Management of the Portfolios  23

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020.

          DISTRIBUTION FEE

          Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Service Shares' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to owners of variable insurance contracts because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 24 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  25

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

 26 Janus Aspen Series

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Excessive trading of Portfolio shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. If a Portfolio allows a market timer to trade Portfolio shares, it may in the future require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  27

Financial highlights

          The financial highlights tables are intended to help you understand the Service Shares' financial performance from inception of the Shares through December 31st of each period shown. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges or expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - SERVICE SHARES
------------------------------------------------------------------------
                                                            Period ended
                                                             December 31
                                                                2000
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $33.52
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income/(loss)                                (0.01)
  3. Net gains/(losses) on securities (both realized and
     unrealized)                                                 (4.58)
  4. Total from investment operations                            (4.59)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                          --
  6. Dividends (in excess of net investment income)                  --
  7. Distributions (from capital gains)                          (2.14)
  8. Distributions (in excess of capital gains)                  (0.43)
  9. Tax return of capital                                           --
 10. Total distributions                                         (2.57)
 11. NET ASSET VALUE, END OF PERIOD                              $26.36
 12. Total return                                              (14.75%)
 13. Net assets, end of period (in thousands)                   104,656
 14. Average net assets for the period (in thousands)           $29,782
 15. Ratio of gross expenses to average net assets(1)             0.92%
 16. Ratio of net expenses to average net assets(2)               0.92%
 17. Ratio of net investment income to average net assets       (0.07%)
 18. Portfolio turnover rate                                        47%
------------------------------------------------------------------------

 (1) The expense ratio reflects expenses prior to any expense offset arrangements.
 (2) The expense ratio reflects expenses after any expense offset arrangements.

 28 Janus Aspen Series

AGGRESSIVE GROWTH PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------
                                                                Period ended
                                                                December 31
                                                                   2000
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $59.16
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income/(loss)                                    0.12
  3. Net gains/(losses) on securities (both realized and
     unrealized)                                                  (16.98)
  4. Total from investment operations                             (16.86)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                            --
  6. Dividends (in excess of net investment income)                    --
  7. Distributions (from capital gains)                            (0.27)
  8. Distributions (in excess of capital gains)                    (4.31)
  9. Tax return of capital                                         (1.75)
 10. Total distributions                                           (6.33)
 11. NET ASSET VALUE, END OF PERIOD                                $35.97
 12. Total return                                                (31.78%)
 13. Net assets, end of period (in thousands)                    $126,135
 14. Average net assets for the period (in thousands)             $43,775
 15. Ratio of gross expenses to average net assets(1)               0.92%
 16. Ratio of net expenses to average net assets(2)                 0.92%
 17. Ratio of net investment income to average net assets         (0.65%)
 18. Portfolio turnover rate                                          82%
----------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  29

CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------
                                                                Period ended
                                                                December 31
                                                                     2000
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $32.77
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income/(loss)                                     0.27
  3. Net gains/(losses) on securities (both realized and
     unrealized)                                                    (6.27)
  4. Total from investment operations                               (6.00)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.22)
  6. Dividends (in excess of net investment income)                     --
  7. Distributions (from capital gains)                                 --
  8. Distributions (in excess of capital gains)                     (0.01)
  9. Tax return of capital                                              --
 10. Total distributions                                            (0.23)
 11. NET ASSET VALUE, END OF PERIOD                                 $26.54
 12. Total Return*                                                (18.37%)
 13. Net assets, end of period (in thousands)                     $527,960
 14. Average net assets for the period (in thousands)             $311,628
 15. Ratio of gross expenses to average net assets(1)                0.92%
 16. Ratio of net expenses to average net assets(2)                  0.92%
 17. Ratio of net investment income to average net assets            1.52%
 18. Portfolio turnover rate                                           41%
----------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 30 Janus Aspen Series

STRATEGIC VALUE PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------
                                                                Period ended
                                                                December 31
                                                                  2000(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income/(loss)                                    0.01
  3. Net gains/(losses) on securities (both realized and
     unrealized)                                                     0.03
  4. Total from investment operations                                0.04
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                            --
  6. Dividends (in excess of net investment income)                    --
  7. Distributions (from capital gains)                                --
  8. Distributions (in excess of capital gains)                        --
  9. Tax return of capital                                             --
 10. Total distributions                                               --
 11. NET ASSET VALUE, END OF PERIOD                                $10.04
 12. Total return*                                                  0.40%
 13. Net assets, end of period (in thousands)                      $1,538
 14. Average net assets for the period (in thousands)                $431
 15. Ratio of gross expenses to average net assets**(2)             1.52%(3)
 16. Ratio of net expenses to average net assets**(4)               1.52%
 17. Ratio of net investment income to average net assets**         0.66%
 18. Portfolio turnover rate**                                        47%
----------------------------------------------------------------------------

  * Total return not annualized for periods of less than one full year.
  *   Annualized for periods of less than one full year.
 (1)  May 1, 2000 (inception) to December 31, 2000.
 (2) The expense ratio reflects expenses prior to any expense offset arrangements.
 (3) The ratio was 3.72% in 2000 before waiver of certain fees incurred by the Portfolio.
 (4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  31

CORE EQUITY PORTFOLIO - SERVICE SHARES(1)
----------------------------------------------------------------------------
                                                                Period ended
                                                                 December 31
                                                                    2000
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $27.15
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income/(loss)                                    0.01
  3. Net gains/(losses) on securities (both realized and
     unrealized)                                                   (1.93)
  4. Total from investment operations                              (1.92)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.01)
  6. Dividends (in excess of net investment income)                    --
  7. Distributions (from capital gains)                            (6.17)
  8. Distributions (in excess of capital gains)                        --
  9. Tax return of capital                                             --
 10. Total distributions                                           (6.18)
 11. NET ASSET VALUE, END OF PERIOD                                $19.05
 12. Total return*                                                (8.24%)
 13. Net assets, end of period (in thousands)                        $306
 14. Average net assets for the period (in thousands)                 $93
 15. Ratio of gross expenses to average net assets(2)               1.52%(3)
 16. Ratio of net expenses to average net assets(4)                 1.52%
 17. Ratio of net investment income to average net assets           0.38%
 18. Portfolio turnover rate                                          95%
----------------------------------------------------------------------------

(1) Formerly, Equity Income Portfolio.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 2.03% in 2000 before waiver of certain fees incurred by the Portfolio.
(4) The expense ratio reflects expenses after any expense offset arrangements.

 32 Janus Aspen Series

BALANCED PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------
                                                                Period ended
                                                                December 31
                                                                    2000
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $27.82
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income/(loss)                                   0.17
  3. Net gains/(losses) on securities (both realized and
     unrealized)                                                  (0.52)
  4. Total from investment operations                             (0.35)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.22)
  6. Dividends (in excess of net investment income)                   --
  7. Distributions (from capital gains)                           (2.00)
  8. Distributions (in excess of capital gains)                   (0.31)
  9. Tax return of capital                                        (0.02)
 10. Total distributions                                          (2.55)
 11. NET ASSET VALUE, END OF PERIOD                               $24.92
 12. Total Return                                                (1.37%)
 13. Net assets, end of period (in thousands)                    $48,634
 14. Average net assets for the period (in thousands)            $13,810
 15. Ratio of gross expenses to average net assets(1)              0.92%
 16. Ratio of net expenses to average net assets(2)                0.91%
 17. Ratio of net investment income to average net assets          2.93%
 18. Portfolio turnover rate                                         72%
----------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  33


INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------
                                                                Period ended
                                                                December 31
                                                                   2000
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $38.29
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income/(loss)                                    0.46
  3. Net gains/(losses) on securities (both realized and
     unrealized)                                                   (6.39)
  4. Total from investment operations                              (5.93)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.47)
  6. Dividends (in excess of net investment income)                    --
  7. Distributions (from capital gains)                                --
  8. Distributions (in excess of capital gains)                    (0.91)
  9. Tax return of capital                                         (0.34)
 10. Total distributions                                           (1.72)
 11. NET ASSET VALUE, END OF PERIOD                                $30.64
 12. Total return                                                (16.14%)
 13. Net assets, end of period (in thousands)                    $497,212
 14. Average net assets for the period (in thousands)            $269,680
 15. Ratio of gross expenses to average net assets(1)               0.96%
 16. Ratio of net expenses to average net assets(2)                 0.96%
 17. Ratio of net investment income to average net assets           1.85%
 18. Portfolio turnover rate                                          67%
----------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 34 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------
                                                               Period ended
                                                                December 31
                                                                   2000
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $47.49
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income/(loss)                                  (0.07)
  3. Net gains/(losses) on securities (both realized and
     unrealized)                                                   (6.97)
  4. Total from investment operations                              (7.04)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.02)
  6. Dividends (in excess of net investment income)                    --
  7. Distributions (from capital gains)                            (2.61)
  8. Distributions (in excess of capital gains)                    (0.91)
  9. Tax return of capital                                         (0.14)
 10. Total distributions                                           (3.68)
 11. NET ASSET VALUE, END OF PERIOD                                $36.77
 12. Total return                                                (15.99%)
 13. Net assets, end of period (in thousands)                     $71,757
 14. Average net assets for the period (in thousands)             $22,158
 15. Ratio of gross expenses to average net assets(1)               0.95%
 16. Ratio of net expenses to average net assets(2)                 0.94%
 17. Ratio of net investment income to average net assets           0.29%
 18. Portfolio turnover rate                                          66%
---------------------------------------------------------------------------

 (1) The expense ratio reflects expenses prior to any expense offset arrangements.
 (2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  35

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted

 36 Janus Aspen Series
          by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue

                                                Glossary of investment terms  37
          from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified

 38 Janus Aspen Series
          price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  39

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        www.janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                  [JANUS LOGO]

                                   JANUS ASPEN
                                    SERIES(R)
                              INSTITUTIONAL SHARES
                                   PROSPECTUS

                                  July 31, 2001

                                GROWTH PORTFOLIO
                           AGGRESSIVE GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                            STRATEGIC VALUE PORTFOLIO
                              CORE EQUITY PORTFOLIO
                       (FORMERLY EQUITY INCOME PORTFOLIO)
                               BALANCED PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO
                           WORLDWIDE GROWTH PORTFOLIO
                         GLOBAL LIFE SCIENCES PORTFOLIO
                           GLOBAL TECHNOLOGY PORTFOLIO
                            FLEXIBLE INCOME PORTFOLIO
                              HIGH-YIELD PORTFOLIO*
                             MONEY MARKET PORTFOLIO

* HIGH-YIELD PORTFOLIO IS CLOSED TO NEW INVESTORS EFFECTIVE MAY 1, 2001. JANUS CAPITAL CORPORATION ANTICIPATES LIQUIDATION OF THE PORTFOLIO SOON AFTER REGULATORY APPROVALS ARE OBTAINED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus describes fourteen series (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios............................    2
                   Fixed-Income Portfolios......................   16
                   Money Market Portfolio.......................   20
                   Fees and expenses............................   22
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Equity Portfolios............................   25
                   Fixed-Income Portfolios......................   34
                   General portfolio policies of the Portfolios
                   other   than Money Market Portfolio..........   37
                   Risks for Equity Portfolios..................   41
                   Risks for Fixed-Income Portfolios............   43
                   Risks Common to All Non-Money Market
                   Portfolios ..................................   44
                   Money Market Portfolio.......................   47
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser...........................   52
                   Management expenses..........................   53
                   Portfolio managers...........................   55
                OTHER INFORMATION...............................   62
                DISTRIBUTIONS AND TAXES
                   Distributions................................   64
                   Portfolios other than Money Market
                   Portfolio....................................   64
                   Money Market Portfolio.......................   64
                   Taxes........................................   65
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..................   66
                   Purchases....................................   67
                   Redemptions..................................   68
                   Excessive trading............................   68
                   Shareholder communications...................   69
                FINANCIAL HIGHLIGHTS............................   70
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...................   85
                   Futures, options and other derivatives.......   89
                   Other investments, strategies and/or
                   techniques...................................   90
                EXPLANATION OF RATING CATEGORIES................   92

                           Janus Aspen Series Institutional Shares prospectus  1

RISK RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

               The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio and Growth and Income Portfolio may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

               DOMESTIC EQUITY PORTFOLIOS

               - GROWTH PORTFOLIO seeks long-term growth of capital in a
                 manner consistent with the preservation of capital.

               - AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO,
                 STRATEGIC VALUE PORTFOLIO AND CORE EQUITY PORTFOLIO seek long-term growth of capital.

               - BALANCED PORTFOLIO seeks long-term capital growth,
                 consistent with preservation of capital and balanced by current income.

               - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

               GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

               - INTERNATIONAL GROWTH PORTFOLIO, GLOBAL LIFE SCIENCES
                 PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO seek long-term growth of capital.

               - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

               The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's

 2 Janus Aspen Series Institutional Shares prospectus
               objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

               Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Core Equity Portfolio).

               GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

               AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               STRATEGIC VALUE PORTFOLIO invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in

                           Janus Aspen Series Institutional Shares prospectus  3
               companies the portfolio manager believes are undervalued relative to their intrinsic worth.

               CORE EQUITY PORTFOLIO normally invests at least 80% of its assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

               BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

               GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

               INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

               WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

               GLOBAL LIFE SCIENCES PORTFOLIO invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in

 4 Janus Aspen Series Institutional Shares prospectus
               securities of companies that the portfolio manager believes have a life science orientation. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: healthcare; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               GLOBAL TECHNOLOGY PORTFOLIO invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

               The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases and, in the case of Strategic Value Portfolio, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

               The income component of BALANCED PORTFOLIO AND GROWTH AND INCOME PORTFOLIO includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

               GLOBAL LIFE SCIENCES PORTFOLIO concentrates its investments in related industry groups. Because of this, companies in its portfolio

                           Janus Aspen Series Institutional Shares prospectus  5
               may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Portfolio's NAV. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

               Although GLOBAL TECHNOLOGY PORTFOLIO does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

               INTERNATIONAL GROWTH PORTFOLIO, WORLDWIDE GROWTH PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

               AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, STRATEGIC VALUE PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO are nondiversified. This means they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

 6 Janus Aspen Series Institutional Shares prospectus

An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

 GROWTH PORTFOLIO - INSTITUTIONAL SHARES

 Annual returns for periods ended 12/31
                2.76%   30.17%   18.45%   22.75%   35.66%   43.98%  (14.55%)
                1994     1995     1996     1997     1998     1999     2000
 Best Quarter: 4th-1998  27.71%  Worst Quarter: 4th-2000  (17.01%)


                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                          Since Inception
                                    1 year     5 years       (9/13/93)
Growth Portfolio -
  Institutional Shares             (14.55%)    19.40%         18.06%
S&P 500 Index*                      (9.10%)    18.33%         17.74%
                               ----------------------------------------------

* The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                           Janus Aspen Series Institutional Shares prospectus  7

 AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

 Annual returns for periods ended 12/31
            16.33%     27.48%     7.95%    12.66%    34.26%    125.40%  (31.82%)
             1994       1995      1996      1997      1998      1999      2000
 Best Quarter: 4th-1999  59.34%  Worst Quarter: 4th-2000  (31.32%)


                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                          Since Inception
                                    1 year     5 years       (9/13/93)
Aggressive Growth Portfolio -
  Institutional Shares             (31.82%)    20.20%         22.48%
S&P MidCap 400 Index*                17.50%    20.41%         18.00%
                               ----------------------------------------------

* The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 8 Janus Aspen Series Institutional Shares prospectus

 CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

 Annual returns for periods ended 12/31
                                    58.11%     67.00%     (18.18%)
                                     1998       1999        2000
 Best Quarter: 4th-1999  41.77%  Worst Quarter: 4th-2000  (17.42%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                          Since Inception
                                               1 year        (5/1/97)
Capital Appreciation Portfolio -
   Institutional Shares                       (18.18%)        31.55%
S&P 500 Index*                                 (9.10%)        16.19%
                                          ---------------------------------

* The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 STRATEGIC VALUE PORTFOLIO - INSTITUTIONAL SHARES

Since Strategic Value Portfolio did not commence operations until May 1, 2000, the bar chart and table are not included for this Portfolio.

For the period of commencement of operations to December 31, 2000, Strategic Value Portfolio's year to date return was 0.20%.

                           Janus Aspen Series Institutional Shares prospectus  9

 CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES

 Annual returns for periods ended 12/31
                                    46.24%     41.58%     (8.07%)
                                     1998       1999       2000
 Best Quarter: 4th-1998  28.51%  Worst Quarter: 3rd-1998  (7.18%)


                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                          Since Inception
                                               1 year        (5/1/97)
Core Equity Portfolio - Institutional
  Shares+                                      (8.07%)        29.26%
S&P 500 Index*                                 (9.10%)        16.19%
                                           --------------------------------

+ Formerly, Equity Income Portfolio.
* The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 10 Janus Aspen Series Institutional Shares prospectus

 BALANCED PORTFOLIO - INSTITUTIONAL SHARES

 Annual returns for periods ended 12/31
              0.84%    24.79%    16.18%    22.10%    34.28%    26.76%    (2.27%)
              1994      1995      1996      1997      1998      1999      2000
 Best Quarter: 4th-1998  20.32%  Worst Quarter: 3rd-1998  (4.97%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                          Since Inception
                                     1 year    5 years       (9/13/93)
Balanced Portfolio -
  Institutional Shares               (2.27%)   18.73%         17.19%
  S&P 500 Index*                     (9.10%)   18.33%         17.74%
Lehman Brothers Gov't/Credit
  Index**                            11.85%     6.24%          6.26%
                                 --------------------------------------------

 * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                          Janus Aspen Series Institutional Shares prospectus  11

 GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES

 Annual returns for periods ended 12/31
                                               74.04%     (14.10%)
                                                1999        2000
 Best Quarter: 4th-1999  38.39%  Worst Quarter: 4th-2000  (10.18%)


                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                          Since Inception
                                               1 year        (5/1/98)
Growth and Income
  Portfolio -- Institutional Shares           (14.10%)        24.41%
S&P 500 Index*                                 (9.10%)         8.04%
                                          ---------------------------------

* The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 12 Janus Aspen Series Institutional Shares prospectus

 INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

 Annual returns for periods ended 12/31
             23.15%      34.71%      18.51%      17.23%      82.27%     (15.94%)
              1995        1996        1997        1998        1999        2000
 Best Quarter: 4th-2000  58.48%  Worst Quarter: 3rd-1998  (17.76%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                          Since Inception
                                    1 year     5 years       (5/2/94)
International Growth
  Portfolio - Institutional
  Shares                           (15.94%)    23.45%         20.32%
Morgan Stanley Capital
  International EAFE(R) Index*     (14.17%)     7.13%          6.99%
                               ------------------------------------------

* The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

                          Janus Aspen Series Institutional Shares prospectus  13

 WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

 Annual returns for periods ended 12/31
              1.53%    27.37%    29.04%    22.15%    28.92%    64.45%   (15.67%)
              1994      1995      1996      1997      1998      1999      2000
 Best Quarter: 4th-1999  42.24%  Worst Quarter: 3rd-1998  (16.03%)


                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                          Since Inception
                                    1 year     5 years       (9/13/93)
Worldwide Growth Portfolio -
  Institutional Shares             (15.67%)    23.02%         22.28%
Morgan Stanley Capital
  International World Index*       (13.18%)    12.12%         11.82%
                               ----------------------------------------------

* The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES

Since Global Life Sciences Portfolio did not commence operations until January 18, 2000, the bar chart and table are not included for this Portfolio.

For the period of commencement of operations to December 31, 2000, Global Life Sciences Portfolio's year to date return was (6.70%).

 14 Janus Aspen Series Institutional Shares prospectus

 GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES

Since Global Technology Portfolio did not commence operations until January 18, 2000, the bar chart and table are not included for this Portfolio.

For the period of commencement of operations to December 31, 2000, Global Technology Portfolio's year to date return was (34.03%).

The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                          Janus Aspen Series Institutional Shares prospectus  15

FIXED-INCOME PORTFOLIOS

               High-Yield Portfolio is designed for long-term investors who primarily seek current income. Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME PORTFOLIOS?

--------------------------------------------------------------------------------

               - FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total
                 return, consistent with preservation of capital.

               - HIGH-YIELD PORTFOLIO seeks to obtain high current income.
                 Capital appreciation is a secondary objective when consistent with its primary objective.

               The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME PORTFOLIOS?

               In addition to considering economic factors such as the effect of interest rates on a Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means they look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's assets may be in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each of the Fixed-Income Portfolios may invest without limit in foreign debt and equity securities.

 16 Janus Aspen Series Institutional Shares prospectus

               FLEXIBLE INCOME PORTFOLIO invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

               HIGH-YIELD PORTFOLIO normally invests at least 65% of its assets in high-yield/high-risk bonds and convertible and preferred securities rated below investment grade. The Portfolio may at times invest all of its assets in such securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME PORTFOLIOS?

               Although the Fixed-Income Portfolios may be less volatile than funds that invest most of their assets in common stocks, the Portfolios' returns and yields will vary, and you could lose money.

               The Portfolios invest in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV will likewise decrease. Another fundamental risk associated with the Fixed-Income Portfolios is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not receive interest and principal when due, is a fundamental risk associated with the Fixed-Income Portfolios.

               FLEXIBLE INCOME PORTFOLIO AND HIGH-YIELD PORTFOLIO may invest in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Portfolios may vary significantly, depending upon their holdings of high-yield/high-risk bonds.

                          Janus Aspen Series Institutional Shares prospectus  17

An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the risks of investing in the Fixed-Income Portfolios by showing how each of the Fixed-Income Portfolio's performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

 FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES


 Annual returns for periods ended 12/31
            (0.91%)     23.86%     9.19%    11.76%     9.11%     1.60%     6.25%
             1994        1995      1996      1997      1998      1999      2000
 Best Quarter: 2nd-1995  6.71%  Worst Quarter: 2nd-1999  (1.21%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                        Since Inception
                                   1 year    5 years       (9/13/93)
Flexible Income
  Portfolio - Institutional Shares  6.25%     7.53%          8.19%
Lehman Brothers Gov't/Credit
  Index*                           11.85%     6.24%          6.26%
                                   ----------------------------------------

* Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

 18 Janus Aspen Series Institutional Shares prospectus

 HIGH-YIELD PORTFOLIO - INSTITUTIONAL SHARES
 Annual returns for periods ended 12/31
                           15.98%     1.26%     6.85%     1.38%
                            1997      1998      1999      2000
 Best Quarter: 1st-1998  5.52%  Worst Quarter: 3rd-1998  (6.07%)

                          Average annual total return for periods ended 12/31/00
                          ------------------------------------------------------

                                                          Since Inception
                                               1 year        (5/1/96)
High-Yield Portfolio - Institutional
  Shares                                        1.38%          7.96%
Lehman Brothers High-Yield Bond Index*         (5.86%)         4.15%
                                           --------------------------------

* Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

The Fixed-Income Portfolios' past performance does not necessarily indicate how they will perform in the future.

                          Janus Aspen Series Institutional Shares prospectus  19

MONEY MARKET PORTFOLIO

               Money Market Portfolio is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET PORTFOLIO?

--------------------------------------------------------------------------------

               MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital.

               The Portfolio's Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET PORTFOLIO?

               MONEY MARKET PORTFOLIO will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Portfolio invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET PORTFOLIO?

               The Portfolio's yields will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although Money Market Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

 20 Janus Aspen Series Institutional Shares prospectus

An investment in Money Market Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Portfolio.

The following information provides some indication of the risks of investing in Money Market Portfolio by showing how the performance of Money Market Portfolio has varied over time. The bar chart depicts the change in performance from year to year.

 MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES

 Annual returns for periods ended 12/31
                 5.05%     5.17%     5.36%     4.98%     6.29%
                 1996      1997      1998      1999      2000
 Best Quarter: 4th-2000  1.63%  Worst Quarter: 1st-1999  1.09%


The 7-day yield for the Portfolio's Shares on December 31, 2000 was 6.46%. For the Portfolio's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

Money Market Portfolio's past performance does not necessarily indicate how it will perform in the future.

                          Janus Aspen Series Institutional Shares prospectus  21

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 22 Janus Aspen Series Institutional Shares prospectus

This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                        Total Annual Fund                    Total Annual Fund
                                Management    Other     Operating Expenses                   Operating Expenses
                                   Fee       Expenses    Without Waivers*    Total Waivers     With Waivers*
    Growth Portfolio              0.65%       0.02%            0.67%               N/A              0.67%
    Aggressive Growth
      Portfolio                   0.65%       0.01%            0.66%               N/A              0.66%
    Capital Appreciation
      Portfolio                   0.65%       0.02%            0.67%               N/A              0.67%
    Strategic Value Portfolio     0.65%       2.80%            3.45%             2.20%              1.25%
    Core Equity Portfolio**       0.65%       1.00%            1.65%             0.40%              1.25%
    Balanced Portfolio            0.65%       0.01%            0.66%               N/A              0.66%
    Growth and Income
      Portfolio                   0.65%       0.13%            0.78%               N/A              0.78%
    International Growth
      Portfolio                   0.65%       0.06%            0.71%               N/A              0.71%
    Worldwide Growth Portfolio    0.65%       0.04%            0.69%               N/A              0.69%
    Global Life Sciences
      Portfolio                   0.65%       0.38%            1.03%               N/A              1.03%
    Global Technology
      Portfolio                   0.65%       0.04%            0.69%               N/A              0.69%
    Flexible Income Portfolio     0.65%       0.11%            0.76%               N/A              0.76%
    High-Yield Portfolio          0.75%       9.63%           10.38%             9.38%              1.00%
    Money Market Portfolio        0.25%       0.11%            0.36%               N/A              0.36%

--------------------------------------------------------------------------------
    * Expenses are based upon expenses for the year ended December 31, 2000, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, Capital Appreciation, Core Equity, Balanced, Growth and Income, International Growth and Worldwide Growth Portfolios.
      Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.
   ** Formerly, Equity Income Portfolio.

                          Janus Aspen Series Institutional Shares prospectus  23

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS (IF ANY). This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 Year    3 Years   5 Years   10 Years
                                                   --------------------------------------
    Growth Portfolio                               $   68    $  214    $  373     $  835
    Aggressive Growth Portfolio                    $   67    $  211    $  368     $  822
    Capital Appreciation Portfolio                 $   68    $  214    $  373     $  835
    Strategic Value Portfolio                      $  348    $1,059    $1,793     $3,730
    Core Equity Portfolio+                         $  168    $  520    $  897     $1,955
    Balanced Portfolio                             $   67    $  211    $  368     $  822
    Growth and Income Portfolio                    $   80    $  249    $  433     $  966
    International Growth Portfolio                 $   73    $  227    $  395     $  883
    Worldwide Growth Portfolio                     $   70    $  221    $  384     $  859
    Global Life Sciences Portfolio                 $  105    $  328    $  569     $1,259
    Global Technology Portfolio                    $   70    $  221    $  384     $  859
    Flexible Income Portfolio                      $   78    $  243    $  422     $  942
    High-Yield Portfolio                           $1,010    $2,870    $4,535     $7,975
    Money Market Portfolio                         $   37    $  116    $  202     $  456

   + Formerly, Equity Income Portfolio.

 24 Janus Aspen Series Institutional Shares prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                 Janus Fund
                  Aggressive Growth Portfolio           Janus Enterprise Fund
                  Capital Appreciation
                    Portfolio                               Janus Twenty Fund
                  Strategic Value Portfolio        Janus Strategic Value Fund
                  Core Equity Portfolio                Janus Core Equity Fund
                  Balanced Portfolio                      Janus Balanced Fund
                  Growth and Income Portfolio    Janus Growth and Income Fund
                  International Growth
                    Portfolio                             Janus Overseas Fund
                  Worldwide Growth Portfolio             Janus Worldwide Fund
                  Global Life Sciences             Janus Global Life Sciences
                    Portfolio                                            Fund
                  Global Technology Portfolio    Janus Global Technology Fund
                  Flexible Income Portfolio        Janus Flexible Income Fund
                  High-Yield Portfolio                  Janus High-Yield Fund
                  Money Market Portfolio              Janus Money Market Fund

               Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

               This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

                          Janus Aspen Series Institutional Shares prospectus  25

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

               GROWTH PORTFOLIO

               Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

               AGGRESSIVE GROWTH PORTFOLIO

               Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2000, they ranged from approximately $102 million to $13 billion.

               CAPITAL APPRECIATION PORTFOLIO

               Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

 26 Janus Aspen Series Institutional Shares prospectus

               STRATEGIC VALUE PORTFOLIO

               Strategic Value Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

               The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               CORE EQUITY PORTFOLIO

               Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by normally investing at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

               BALANCED PORTFOLIO

               Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

                          Janus Aspen Series Institutional Shares prospectus  27

               GROWTH AND INCOME PORTFOLIO

               Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

               INTERNATIONAL GROWTH PORTFOLIO

               International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               WORLDWIDE GROWTH PORTFOLIO

               Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 28 Janus Aspen Series Institutional Shares prospectus

               GLOBAL LIFE SCIENCES PORTFOLIO

               Global Life Sciences Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services, related to health and personal care, medicine or pharmaceuticals. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               GLOBAL TECHNOLOGY PORTFOLIO

               Global Technology Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

                          Janus Aspen Series Institutional Shares prospectus  29

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

               In the case of Strategic Value Portfolio, the portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio manager believes are undervalued relative to their intrinsic worth and have the potential for long term growth of capital.

               Balanced Portfolio and Growth and Income Portfolio may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio and Growth and Income Portfolio, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected

 30 Janus Aspen Series Institutional Shares prospectus
               levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW DOES THE PORTFOLIO MANAGER OF STRATEGIC VALUE PORTFOLIO DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return of equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Portfolio than those obtained by paying premium prices for companies currently in favor in the market.

5. HOW DO BALANCED PORTFOLIO AND GROWTH AND INCOME PORTFOLIO DIFFER FROM EACH OTHER?

               Growth and Income Portfolio places a greater emphasis on growth stocks and may derive a greater portion of its income from

                          Janus Aspen Series Institutional Shares prospectus  31
               dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio. Balanced Portfolio places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Portfolio.

6. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

               Balanced Portfolio and Growth and Income Portfolio shift assets between the growth and income components of their holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

7. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

               The growth component of these portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

8. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

               The income component of Balanced Portfolio and Growth and Income Portfolio is expected to consist of securities that the portfolio managers believe have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

 32 Janus Aspen Series Institutional Shares prospectus

9. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO GLOBAL LIFE SCIENCES PORTFOLIO?

               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

10. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

               Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

11. HOW DO INTEREST RATES AFFECT THE VALUE OF MY FIXED-INCOME INVESTMENTS?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

                          Janus Aspen Series Institutional Shares prospectus  33

FIXED-INCOME PORTFOLIOS

               This section takes a closer look at the investment objectives of each of the Fixed-Income Portfolios, their principal investment strategies and certain risks of investing in the Fixed-Income Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               In addition to considering economic factors such as the effect of interest rates on a Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, much of a Portfolio's assets may be in cash or similar investments.

               FLEXIBLE INCOME PORTFOLIO

               Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

 34 Janus Aspen Series Institutional Shares prospectus

               HIGH-YIELD PORTFOLIO

               High-Yield Portfolio seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by normally investing 65% of its assets in high-yield/high-risk bonds and convertible and preferred securities rated below investment grade. The Portfolio may at times invest all of its assets in such securities.

The following questions and answers are designed to help you better understand the Fixed-Income Portfolios' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FIXED-INCOME PORTFOLIOS MANAGE INTEREST RATE RISK?

               A portfolio manager may vary the average-weighted effective maturity of a Portfolio to reflect his or her analysis of interest rate trends and other factors. A Portfolio's average-weighted effective maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Portfolios may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY A PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective

                          Janus Aspen Series Institutional Shares prospectus  35
               maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A PORTFOLIO'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

 36 Janus Aspen Series Institutional Shares prospectus

GENERAL PORTFOLIO POLICIES OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

               Unless otherwise stated, each of the following policies applies to all of the Portfolios other than Money Market Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS

               The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of

                          Janus Aspen Series Institutional Shares prospectus  37
               domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of Core Equity
                 Portfolio's assets and less than 35% of each other Portfolio's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               The Fixed-Income Portfolios invest primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

               - common stocks

               - mortgage- and asset-backed securities

               - zero coupon, pay-in-kind and step coupon securities

               - options, futures, forwards, swaps and other types of
                 derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 38 Janus Aspen Series Institutional Shares prospectus

               ILLIQUID INVESTMENTS

               Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES

               Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

                          Janus Aspen Series Institutional Shares prospectus  39

               PORTFOLIO TURNOVER

               The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               High-Yield Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

               Global Technology Portfolio may invest in companies with relatively short product cycles, for example, 6 to 9 months. Consequently its portfolio turnover may be more frequent than other Portfolios.

 40 Janus Aspen Series Institutional Shares prospectus

RISKS FOR EQUITY PORTFOLIOS

               Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Life Sciences Portfolio's and Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price

                          Janus Aspen Series Institutional Shares prospectus  41
               fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, STRATEGIC VALUE PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO AFFECT THEIR RISK?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Strategic Value Portfolio may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

 42 Janus Aspen Series Institutional Shares prospectus

RISKS FOR FIXED-INCOME PORTFOLIOS

               Because the Portfolios invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Portfolios.

1. HOW DO THE FIXED-INCOME PORTFOLIOS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

               Flexible Income Portfolio and High-Yield Portfolio invest primarily in corporate bonds. High-Yield Portfolio's credit risk is generally higher than Flexible Income Portfolio. Flexible Income Portfolio's interest rate risk is generally higher than High-Yield Portfolio.

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk.

                          Janus Aspen Series Institutional Shares prospectus  43

               Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL NON-MONEY MARKET PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios other than Money Market Portfolio.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

               - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

 44 Janus Aspen Series Institutional Shares prospectus

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

               The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques,

                          Janus Aspen Series Institutional Shares prospectus  45
               including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

4. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

               Global Life Sciences Portfolio invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Portfolio may be more volatile than a less concentrated portfolio. Although Global Technology Portfolio does not "concentrate" in a specific group of industries, it may, at times, have significant exposure to companies in a variety of technology-related industries.

 46 Janus Aspen Series Institutional Shares prospectus

MONEY MARKET PORTFOLIO

               This section takes a closer look at the investment objective of Money Market Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money Market Portfolio is subject to certain specific SEC rule requirements. Among other things, the Portfolio is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

               Janus Capital has purchased money market insurance for Money Market Portfolio that will protect it in the event of, among other things, a decrease in the value of a portfolio security due to the default or bankruptcy of the issuer. This insurance covers all securities in which the Portfolio invests, other than certain securities issued, guaranteed, or backed by the U.S. government. Although Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, the policy does not guarantee that the Portfolio will maintain a value of $1.00 per share.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               Money Market Portfolio will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

                          Janus Aspen Series Institutional Shares prospectus  47

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               Money Market Portfolio invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               The Portfolio may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS

               The Portfolio may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 48 Janus Aspen Series Institutional Shares prospectus

               OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

                          Janus Aspen Series Institutional Shares prospectus  49

INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that Money Market Portfolio may use:

               PARTICIPATION INTERESTS

               A participation interest gives Money Market Portfolio a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

               DEMAND FEATURES

               Demand features give Money Market Portfolio the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Portfolio's investments may be dependent in part on the credit quality of the banks supporting Money Market Portfolio's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

               VARIABLE AND FLOATING RATE SECURITIES

               Money Market Portfolio may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

 50 Janus Aspen Series Institutional Shares prospectus

               MORTGAGE- AND ASSET-BACKED SECURITIES

               Money Market Portfolio may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac or other governmental or government-related entity. The Portfolio may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS

               Money Market Portfolio may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

                          Janus Aspen Series Institutional Shares prospectus  51

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

               Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

 52 Janus Aspen Series Institutional Shares prospectus

MANAGEMENT EXPENSES

               Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

               The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                           Average Daily     Annual Rate    Expense Limit
                                             Net Assets       Percentage      Percentage
     Portfolios                             of Portfolio         (%)             (%)
-----------------------------------------------------------------------------------------
     Growth Portfolio                       All Asset Levels       0.65            N/A
     Aggressive Growth Portfolio
     Capital Appreciation Portfolio
     Balanced Portfolio
     Growth and Income Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
-----------------------------------------------------------------------------------------
     Global Life Sciences Portfolio         All Asset Levels       0.65           1.25(1)
     Global Technology Portfolio
-----------------------------------------------------------------------------------------
     Strategic Value Portfolio              All Asset Levels       0.65           1.25(2)
     Core Equity Portfolio(3)
-----------------------------------------------------------------------------------------
                                            First $300
     Flexible Income Portfolio              Million                0.65           1.00(1)
                                            Over $300 Million      0.55
-----------------------------------------------------------------------------------------
                                            First $300
     High-Yield Portfolio                   Million                0.75           1.00(2)
                                            Over $300 Million      0.65
-----------------------------------------------------------------------------------------
     Money Market Portfolio                 All Asset Levels       0.25           0.50(1)
-----------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolios' expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements. The Portfolios' expenses without waivers are not expected to exceed the expense limit.
(2) Janus Capital has agreed to limit the Portfolios' expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements.
(3) Formerly, Equity Income Portfolio.

                          Janus Aspen Series Institutional Shares prospectus  53

               For the year ended December 31, 2000, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based upon each Portfolio's average net assets: 0.65% for Growth Portfolio, 0.65% for Aggressive Growth Portfolio, 0.65% for Capital Appreciation Portfolio, 0.00% for Strategic Value Portfolio, 0.25% for Core Equity Portfolio, 0.65% for Balanced Portfolio, 0.65% for Growth and Income Portfolio, 0.65% for International Growth Portfolio, 0.65% for Worldwide Growth Portfolio, 0.65% for Global Life Sciences Portfolio, 0.65% for Global Technology Portfolio, 0.65% for Flexible Income Portfolio, 0.00% for High-Yield Portfolio and 0.25% for Money Market Portfolio. Absent fee waivers, the management fees based upon each Portfolio's net assets would have been 0.65% for Strategic Value Portfolio and Core Equity Portfolio and 0.75% for High-Yield Portfolio.

 54 Janus Aspen Series Institutional Shares prospectus

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
                   is Executive Vice President and co-manager of Worldwide Growth Portfolio, for which he has served as co-manager since December 1999. Mr. Chang co-managed International Growth Portfolio from 1998 until December 2000. He is also Executive Vice President and co-manager of Janus Adviser Worldwide Fund, which he has co-managed since inception.
                   Mr. Chang has co-managed Janus Worldwide Fund since 1999.
                   He co-managed Janus Adviser International Fund from inception to December 2000 and Janus Overseas Fund from
                   1998 until December 2000. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Growth and Income Portfolio which he has managed since its inception. He is Executive Vice President and portfolio manager of Janus Growth and Income Fund and Janus Adviser Growth and Income Fund, each of which he has managed since August 1997 and since inception, respectively. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993.

                          Janus Aspen Series Institutional Shares prospectus  55

DAVID C. DECKER
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Strategic Value Portfolio, which he has managed since inception. Mr. Decker is also Executive Vice President and portfolio manager of Janus Adviser Strategic Value Fund, Janus Special Situations Fund and Janus Strategic Value
                   Fund, each of which he has managed since their inceptions.
                   He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree in Finance from the Fuqua School of Business at Duke
                   University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff is also Executive Vice President and portfolio manager of Janus Adviser Aggressive Growth Fund, which he has managed since inception. He has managed Janus Enterprise Fund since its inception and he has managed or co-managed Janus Venture Fund from December 1993 to
                   February 1997. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree in Economics from Yale University. Mr. Goff has earned the right to use the Chartered Financial Analyst designation.

 56 Janus Aspen Series Institutional Shares prospectus

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
                   is Executive Vice President and co-manager of International Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes is Executive Vice President and co-manager of Janus Adviser Worldwide Fund and Janus
                   Adviser International Fund, each of which she has co-managed since inception. She is also co-manager of Janus Worldwide Fund and Janus Overseas Fund, each of which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University and she has earned the right to use the Chartered Financial
                   Analyst designation.

C. MIKE LU
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Global Technology Portfolio and Janus Global Technology
                   Fund, which he has managed since inception. He joined
                   Janus Capital in 1991 as a research analyst. Mr. Lu has a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University and he has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
                   is Executive Vice President and co-manager of International Growth Portfolio and Janus Overseas Fund, which he has co-managed since January 2001. He is also Executive Vice President and co-manager of Janus Adviser International Fund, which he has co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial
                   Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

                          Janus Aspen Series Institutional Shares prospectus  57

THOMAS R. MALLEY
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Global Life Sciences Portfolio and Janus Global Life
                   Sciences Fund, which he has managed since inception. He joined Janus Capital in 1991 as a research analyst. Mr. Malley has a Bachelor of Science degree in Biology from Stanford University and he has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Core Equity Portfolio and Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is Executive Vice President and portfolio manager of Janus Adviser Core
                   Equity Fund and Janus Adviser Balanced Fund, which she has managed since inception. She is also Executive Vice
                   President and portfolio manager of Janus Core Equity Fund and Janus Balanced Fund, which she has managed since
                   January 2000. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

 58 Janus Aspen Series Institutional Shares prospectus

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since January 2000.
                   He previously managed Core Equity Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins has managed Janus Fund since January 2000. He also managed Janus Core Equity Fund from inception until December 1999 and Janus Balanced Fund from January 1996 until December 1999. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado and he has earned the right to use the Chartered Financial
                   Analyst designation.

SANDY R. RUFENACHT
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of High-Yield Portfolio, which he has managed or co-managed since October 1996. He previously co-managed Flexible Income Portfolio from January 1997 to May 1998. Mr. Rufenacht is the portfolio manager of Janus High-Yield Fund and he has managed Janus Short-Term Bond Fund since January 1996. Mr. Rufenacht co-managed Janus Flexible Income Fund from June 1996 to February 1998. Mr. Rufenacht joined Janus Capital in 1990. He holds a Bachelor of Arts degree in Business from the University of Northern Colorado.

                          Janus Aspen Series Institutional Shares prospectus  59

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception. He is portfolio manager of Janus Twenty
                   Fund, which he has managed since August 1997. He previously managed Janus Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in
                   January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Flexible Income Portfolio, which he has managed or co-managed since its inception. He previously co-managed High-Yield Portfolio from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker has managed or co-managed Janus Flexible Income Fund since December 1991. He previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through
                   December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. Mr. Speaker joined Janus Capital in 1986. Mr. Speaker holds a Bachelor of Arts degree in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

                   In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

 60 Janus Aspen Series Institutional Shares prospectus

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Money Market Portfolio, which he has managed since January 2001. Mr. Thorderson is also Executive Vice President and portfolio manager of Janus Government Money Market Fund, which he has managed since February 1999. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

                          Janus Aspen Series Institutional Shares prospectus  61

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

               CONFLICTS OF INTEREST

               The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests

 62 Janus Aspen Series Institutional Shares prospectus
               of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

               DISTRIBUTION OF EACH PORTFOLIO

               Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                          Janus Aspen Series Institutional Shares prospectus  63

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

               HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

               Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

MONEY MARKET PORTFOLIO

               For the Shares of Money Market Portfolio, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.

 64 Janus Aspen Series Institutional Shares prospectus

TAXES

               TAXES ON DISTRIBUTIONS

               Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

               TAXATION OF THE PORTFOLIOS

               Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

               The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                          Janus Aspen Series Institutional Shares prospectus  65

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

               INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

               Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios other than Money Market Portfolio are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

               Money Market Portfolio's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any

 66 Janus Aspen Series Institutional Shares prospectus
               discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES

               Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

               The Portfolios do not permit excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

               Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

                          Janus Aspen Series Institutional Shares prospectus  67

               The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

               Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

               Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

               Excessive trading of Portfolio shares in response to short-term fluctuations in the market - also known as "market timing" - may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. If a Portfolio allows a market timer to trade Portfolio shares, it may in the future require the market timer to

 68 Janus Aspen Series Institutional Shares prospectus
               enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                          Janus Aspen Series Institutional Shares prospectus  69

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years or the life of the Portfolio if less than five years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

 70 Janus Aspen Series Institutional Shares prospectus

   -------------------------------------------------------------------------------------------------
                                GROWTH PORTFOLIO - INSTITUTIONAL SHARES
   -------------------------------------------------------------------------------------------------
                                                     Periods ended December 31
                                     2000          1999          1998          1997        1996
   -------------------------------------------------------------------------------------------------
     1. NET ASSET VALUE,
        BEGINNING OF PERIOD           $33.65        $23.54         $18.48      $15.51      $13.45
        INCOME FROM INVESTMENT
        OPERATIONS:
     2. Net investment income           0.05          0.07           0.05        0.15        0.17
     3. Net gains or losses on
        securities (both
        realized and unrealized)      (4.59)         10.24           6.36        3.34        2.29
     4. Total from investment
        operations                    (4.54)         10.31           6.41        3.49        2.46
        LESS DISTRIBUTIONS:
     5. Dividends (from net
        investment income)            (0.06)        (0.06)         (0.05)      (0.15)      (0.17)
     6. Dividends (in excess of
        net investment income)            --            --             --          --          --
     7. Distributions (from
        capital gains)                (2.14)        (0.14)         (1.30)      (0.37)      (0.23)
     8. Distributions (in excess
        of realized gains)            (0.43)            --             --          --          --
     9. Tax return of capital
        distributions                     --            --             --          --          --
    10. Total distributions           (2.63)        (0.20)         (1.35)      (0.52)      (0.40)
    11. NET ASSET VALUE, END OF
        PERIOD                        $26.48        $33.65         $23.54      $18.48      $15.51
    12. Total return                (14.55%)        43.98%         35.66%      22.75%      18.45%
    13. Net assets, end of
        period (in thousands)     $3,529,807    $2,942,649     $1,103,549    $608,281    $325,789
    14. Average net assets for
        the period (in
        thousands)                $3,734,449    $1,775,373       $789,454    $477,914    $216,125
    15. Ratio of gross expenses
        to average net assets(1)       0.67%(2)      0.67%(2)       0.68%(2)    0.70%(2)    0.69%(2)
    16. Ratio of net expenses to
        average net assets(3)          0.67%         0.67%          0.68%       0.69%       0.69%
    17. Ratio of net investment
        income to average net
        assets                         0.19%         0.30%          0.26%       0.91%       1.39%
    18. Portfolio turnover rate          47%           53%            73%        122%         87%
   -------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 0.67% in 2000, 0.69% in 1999, 0.75% in 1998, 0.78% in 1997 and
    0.83% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

(3) The expense ratio reflects expenses after any expense offset arrangements.

                          Janus Aspen Series Institutional Shares prospectus  71

   ------------------------------------------------------------------------------------------------
                          AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
   ------------------------------------------------------------------------------------------------
                                                     Periods ended December 31
                                       2000          1999         1998        1997        1996
   ------------------------------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING
        OF PERIOD                       $59.70        $27.64      $20.55      $18.24      $17.08
        INCOME FROM INVESTMENT
        OPERATIONS:
     2. Net investment income             0.01            --          --          --          --
     3. Net gains or losses on
        securities (both realized
        and unrealized)                (17.08)         33.46        7.09        2.31        1.36
     4. Total from investment
        operations                     (17.07)         33.46        7.09        2.31        1.36
        LESS DISTRIBUTIONS:
     5. Dividends (from net
        investment income)                  --            --          --          --          --
     6. Dividends (in excess of
        net investment income)              --            --          --          --          --
     7. Distributions (from
        capital gains)                  (0.27)        (1.40)          --          --      (0.19)
     8. Distributions (in excess
        of realized gains)              (4.31)            --          --          --          --
     9. Tax return of capital
        distributions                   (1.75)            --          --          --      (0.01)
    10. Total distributions             (6.33)        (1.40)          --          --      (0.20)
    11. NET ASSET VALUE, END OF
        PERIOD                          $36.30        $59.70      $27.64      $20.55      $18.24
    12. Total return                  (31.82%)        125.40%     34.26%      12.66%       7.95%
    13. Net assets, end of period
        (in thousands)              $3,485,768    $3,319,619    $772,943    $508,198    $383,693
    14. Average net assets for the
        period (in thousands)       $4,409,584    $1,476,445    $576,444    $418,464    $290,629
    15. Ratio of gross expenses to
        average net assets(1)            0.66%(2)      0.70%(2)    0.75%(2)    0.76%(2)    0.76%(2)
    16. Ratio of net expenses to
        average net assets(3)            0.66%         0.69%       0.75%       0.76%       0.76%
    17. Ratio of net investment
        income to average net
        assets                         (0.42%)       (0.50%)     (0.36%)     (0.10%)     (0.27%)
    18. Portfolio turnover rate            82%          105%        132%        130%         88%
   ------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 0.66% in 2000, 0.70% in 1999, 0.75% in 1998, 0.78% in 1997 and
    0.83% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

(3) The expense ratio reflects expenses after any expense offset arrangements.

 72 Janus Aspen Series Institutional Shares prospectus

   -----------------------------------------------------------------------------------------------
                         CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
   -----------------------------------------------------------------------------------------------
                                                             Periods ended December 31
                                                     2000         1999        1998      1997(1)
   -----------------------------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING OF PERIOD          $33.17      $19.94     $12.62      $10.00
        INCOME FROM INVESTMENT OPERATIONS:
     2. Net investment income                           0.43        0.12       0.01        0.05
     3. Net gains or losses on securities (both
        realized and unrealized)                      (6.43)       13.22       7.32        2.61
     4. Total from investment operations              (6.00)       13.34       7.33        2.66
        LESS DISTRIBUTIONS:
     5. Dividends (from net investment income)        (0.37)      (0.11)     (0.01)      (0.04)
     6. Dividends (in excess of net investment
        income)                                           --          --         --          --
     7. Distributions (from capital gains)                --          --         --          --
     8. Distributions (in excess of realized
        gains)                                        (0.01)          --         --          --
     9. Tax return of capital distributions               --          --         --          --
    10. Total distributions                           (0.38)      (0.11)     (0.01)      (0.04)
    11. NET ASSET VALUE, END OF PERIOD                $26.79      $33.17     $19.94      $12.62
    12. Total return*                               (18.18%)      67.00%     58.11%      26.60%
    13. Net assets, end of period (in
        thousands)                                 $1,010,497   $626,611    $74,187      $6,833
    14. Average net assets for the period (in
        thousands)                                  $954,279    $257,422    $25,964      $2,632
    15. Ratio of gross expenses to average net
        assets**(2)                                    0.67%(3)    0.70%(3)   0.92%(3)    1.26%(3)
    16. Ratio of net expenses to average net
        assets**(4)                                    0.67%       0.70%      0.91%       1.25%
    17. Ratio of net investment income to
        average net assets**                           1.60%       0.76%      0.27%       1.43%
    18. Portfolio turnover rate**                        41%         52%        91%        101%
   -----------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.

**  Annualized for periods of less than one full year.

(1) May 1, 1997 (inception) through December 31, 1997.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 0.67% in 2000, 0.79% in 1999, 0.97% in 1998 and 2.19% in 1997
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).

(4) The expense ratio reflects expenses after any expense offset arrangements.

                          Janus Aspen Series Institutional Shares prospectus  73

   ---------------------------------------------------------------------------
                  STRATEGIC VALUE PORTFOLIO - INSTITUTIONAL SHARES
   ---------------------------------------------------------------------------
                                                                 Period ended
                                                                 December 31
                                                                   2000(1)
   ---------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING OF PERIOD                         $10.00
        INCOME FROM INVESTMENT OPERATIONS:
     2. Net investment income                                          0.05
     3. Net gains (or losses) on securities (both realized and
        unrealized)                                                  (0.03)
     4. Total from investment operations                               0.02
        LESS DISTRIBUTIONS:
     5. Dividends (from net investment income)                       (0.03)
     6. Dividends (in excess of net investment income)                   --
     7. Distributions (from capital gains)                               --
     8. Distributions (in excess of realized gains)                      --
     9. Tax return of capital distributions                              --
    10. Total distributions                                          (0.03)
    11. NET ASSET VALUE, END OF PERIOD                                $9.99
    12. Total return*                                                 0.20%
    13. Net assets, end of period (in thousands)                     $4,550
    14. Average net assets for the period (in thousands)             $3,243
    15. Ratio of gross expenses to average net assets**(2)            1.25%(3)
    16. Ratio of net expenses to average net assets**(4)              1.25%
    17. Ratio of net investment income to average net assets**        0.97%
    18. Portfolio turnover rate**                                       47%
   ---------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.

**  Annualized for periods of less than one full year.

(1) May 1, 2000 (inception) through December 31, 2000.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 3.45% in 2000 before waiver of certain fees and/or reduction of adviser's fees incurred by the Portfolio.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 74 Janus Aspen Series Institutional Shares prospectus

   ---------------------------------------------------------------------------------------------------
                              CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES(1)
   ---------------------------------------------------------------------------------------------------
                                                                 Periods ended December 31
                                                          2000        1999        1998      1997(2)
   ---------------------------------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING OF PERIOD             $27.32      $19.41      $13.46      $10.00
        INCOME FROM INVESTMENT OPERATIONS:
     2. Net investment income                              0.07        0.07        0.02        0.01
     3. Net gains (or losses) on securities (both
        realized and unrealized)                         (1.95)        7.99        6.16        3.46
     4. Total from investment operations                 (1.88)        8.06        6.18        3.47
        LESS DISTRIBUTIONS:
     5. Dividends (from net investment income)           (0.07)      (0.06)      (0.02)      (0.01)
     6. Dividends (in excess of net investment income)       --          --          --          --
     7. Distributions (from capital gains)               (6.17)      (0.09)      (0.21)          --
     8. Distributions (in excess of realized gains)          --          --          --          --
     9. Tax return of capital distributions                  --          --          --          --
    10. Total distributions                              (6.24)      (0.15)      (0.23)      (0.01)
    11. NET ASSET VALUE, END OF PERIOD                   $19.20      $27.32      $19.41      $13.46
    12. Total return*                                   (8.07%)      41.58%      46.24%      34.70%
    13. Net assets, end of period (in thousands)        $15,712     $18,975      $9,017      $3,047
    14. Average net assets for the period (in
        thousands)                                      $17,328     $14,663      $5,629      $1,101
    15. Ratio of gross expenses to average net
        assets**(3)                                       1.25%(4)    1.25%(4)    1.25%(4)    1.25%(4)
    16. Ratio of net expenses to average net
        assets**(5)                                       1.25%       1.25%       1.25%       1.25%
    17. Ratio of net investment income to average net
        assets**                                          0.36%       0.31%       0.17%       0.35%
    18. Portfolio turnover rate**                           95%        114%         79%        128%
   ---------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.

**  Annualized for periods of less than one full year.

(1) Formerly, Equity Income Portfolio.

(2) May 1, 1997 (inception) through December 31, 1997.

(3) The expense ratio reflects expenses prior to any expense offset arrangements.

(4) The ratio was 1.65% in 2000, 1.38% in 1999, 1.86% in 1998 and 5.75% in 1997
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Core Equity Fund.

(5) The expense ratio reflects expenses after any expense offset arrangements.

                          Janus Aspen Series Institutional Shares prospectus  75

   ------------------------------------------------------------------------------------------------
                               BALANCED PORTFOLIO - INSTITUTIONAL SHARES
   ------------------------------------------------------------------------------------------------
                                                      Periods ended December 31
                                        2000          1999         1998        1997        1996
   ------------------------------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING
        OF PERIOD                        $27.91        $22.50      $17.47      $14.77     $13.03
        INCOME FROM INVESTMENT
        OPERATIONS:
     2. Net investment income              0.64          0.59        0.39        0.34       0.32
     3. Net gains (or losses) on
        securities (both realized
        and unrealized)                  (1.22)          5.38        5.51        2.89       1.81
     4. Total from investment
        operations                       (0.58)          5.97        5.90        3.23       2.13
        LESS DISTRIBUTIONS:
     5. Dividends (from net
        investment income)               (0.69)        (0.56)      (0.38)      (0.35)     (0.30)
     6. Dividends (in excess of net
        investment income)                   --            --          --          --         --
     7. Distributions (from capital
        gains)                           (2.00)            --      (0.45)      (0.18)     (0.09)
     8. Distributions (in excess of
        realized gains)                  (0.31)            --      (0.04)          --         --
     9. Tax return of capital
        distributions                    (0.02)            --          --          --         --
    10. Total distributions              (3.02)        (0.56)      (0.87)      (0.53)     (0.39)
    11. NET ASSET VALUE, END OF
        PERIOD                           $24.31        $27.91      $22.50      $17.47     $14.77
    12. Total return                    (2.27%)        26.76%      34.28%      22.10%     16.18%
    13. Net assets, end of period
        (in thousands)               $3,352,381    $2,453,079    $882,495    $362,409    $85,480
    14. Average net assets for the
        period (in thousands)        $3,020,072    $1,583,635    $555,002    $176,432    $43,414
    15. Ratio of gross expenses to
        average net assets(1)             0.66%(2)      0.69%(2)    0.74%(2)    0.83%(2)   0.94%(2)
    16. Ratio of net expenses to
        average net assets(3)             0.66%         0.69%       0.74%       0.82%      0.92%
    17. Ratio of net investment
        income to average net
        assets                            3.15%         2.86%       2.41%       2.87%      2.92%
    18. Portfolio turnover rate             72%           92%         70%        139%       103%
   ------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2)  The ratio was 0.66% in 2000, 0.69% in 1999, 0.74% in 1998, 0.83% in 1997
     and 1.07% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

(3)  The expense ratio reflects expenses after any expense offset arrangements.

 76 Janus Aspen Series Institutional Shares prospectus

   ------------------------------------------------------------------------------------
                     GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
   ------------------------------------------------------------------------------------
                                                        Periods ended December 31
                                                       2000        1999      1998(1)
   ------------------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING OF PERIOD           $20.77      $11.96     $10.00
        INCOME FROM INVESTMENT OPERATIONS:
     2. Net investment income                            0.19        0.04       0.02
     3. Net gains (or losses) on securities (both
        realized and unrealized)                       (3.08)        8.81       1.96
     4. Total from investment operations               (2.89)        8.85       1.98
        LESS DISTRIBUTIONS:
     5. Dividends (from net investment income)         (0.16)      (0.04)     (0.02)
     6. Dividends (in excess of net investment
        income)                                            --          --         --
     7. Distributions (from capital gains)                 --          --         --
     8. Distributions (in excess of realized gains)    (0.31)          --         --
     9. Tax return of capital distributions                --          --         --
    10. Total distributions                            (0.47)      (0.04)     (0.02)
    11. NET ASSET VALUE, END OF PERIOD                 $17.41      $20.77     $11.96
    12. Total return*                                (14.10%)      74.04%     19.80%
    13. Net assets, end of period (in thousands)     $123,812     $84,480     $6,413
    14. Average net assets for the period (in
        thousands)                                   $124,282     $28,838     $2,883
    15. Ratio of gross expenses to average net
        assets**(2)                                     0.78%(3)    1.06%(3)   1.25%(3)
    16. Ratio of net expenses to average net
        assets**(4)                                     0.78%       1.05%      1.25%
    17. Ratio of net investment income to average
        net assets**                                    1.07%       0.56%      0.66%
    18. Portfolio turnover rate**                         37%         59%        62%
   ------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.

**  Annualized for periods of less than one full year.

(1) May 1, 1998 (inception) through December 31, 1998.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 0.78% in 2000, 1.15% in 1999 and 3.06% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Growth and Income Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

                          Janus Aspen Series Institutional Shares prospectus  77

   ------------------------------------------------------------------------------------------------
                         INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
   ------------------------------------------------------------------------------------------------
                                                       Periods ended December 31
                                          2000         1999        1998        1997        1996
   ------------------------------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING OF
        PERIOD                             $38.67      $21.27      $18.48      $15.72     $11.95
        INCOME FROM INVESTMENT
        OPERATIONS:
     2. Net investment income                0.62        0.06        0.13        0.11       0.05
     3. Net gains or losses on
        securities (both realized and
        unrealized)                        (6.51)       17.40        3.07        2.80       4.06
     4. Total from investment
        operations                         (5.89)       17.46        3.20        2.91       4.11
        LESS DISTRIBUTIONS:
     5. Dividends (from net
        investment income)                 (0.63)      (0.06)      (0.14)      (0.11)     (0.11)
     6. Dividends (in excess of net
        investment income)                     --          --          --          --         --
     7. Distributions (from capital
        gains)                                 --          --          --      (0.01)     (0.23)
     8. Distributions (in excess of
        realized gains)                    (0.91)          --      (0.27)      (0.03)         --
     9. Tax return of capital
        distributions                      (0.34)          --          --          --         --
    10. Total distributions                (1.88)      (0.06)      (0.41)      (0.15)     (0.34)
    11. NET ASSET VALUE, END OF
        PERIOD                             $30.90      $38.67      $21.27      $18.48     $15.72
    12. Total return*                    (15.94%)      82.27%      17.23%      18.51%     34.71%
    13. Net assets, end of period (in
        thousands)                     $1,158,666    $810,392    $311,110    $161,091    $27,192
    14. Average net assets for the
        period (in thousands)          $1,214,163    $425,876    $234,421     $96,164     $7,437
    15. Ratio of gross expenses to
        average net assets(1)               0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)   1.26%(2)
    16. Ratio of net expenses to
        average net assets(3)               0.71%       0.76%       0.86%       0.96%      1.25%
    17. Ratio of net investment
        income to average net assets        1.88%       0.26%       0.73%       0.70%      0.62%
    18. Portfolio turnover rate               67%         80%         93%         86%        65%
   ------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 0.71% in 2000, 0.84% in 1999, 0.95% in 1998, 1.08% in 1997 and
    2.21% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

(3) The expense ratio reflects expenses after any offset arrangements.

 78 Janus Aspen Series Institutional Shares prospectus

   -------------------------------------------------------------------------------------------------
                           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
   -------------------------------------------------------------------------------------------------
                                                    Periods ended December 31
                                    2000          1999          1998          1997         1996
   -------------------------------------------------------------------------------------------------
     1. NET ASSET VALUE,
        BEGINNING OF PERIOD          $47.75        $29.09        $23.39        $19.44      $15.31
        INCOME FROM INVESTMENT
        OPERATIONS:
     2. Net investment income          0.11          0.07          0.16          0.16        0.16
     3. Net gains or losses on
        securities (both
        realized and
        unrealized)                  (7.03)         18.65          6.59          4.14        4.27
     4. Total from investment
        operations                   (6.92)         18.72          6.75          4.30        4.43
        LESS DISTRIBUTIONS:
     5. Dividends (from net
        investment income)           (0.19)        (0.06)        (0.18)        (0.17)      (0.17)
     6. Dividends (in excess of
        net investment income)           --            --            --        (0.02)          --
     7. Distributions (from
        capital gains)               (2.61)            --            --        (0.16)      (0.13)
     8. Distributions (in
        excess of realized
        gains)                       (0.91)            --        (0.87)            --          --
     9. Tax return of capital
        distributions                (0.14)            --            --            --          --
    10. Total distributions          (3.85)        (0.06)        (1.05)        (0.35)      (0.30)
    11. NET ASSET VALUE, END OF
        PERIOD                       $36.98        $47.75        $29.09        $23.39      $19.44
    12. Total return               (15.67%)        64.45%        28.92%        22.15%      29.04%
    13. Net assets, end of
        period (in thousands)    $7,704,163    $6,496,773    $2,890,375    $1,576,548    $582,603
    14. Average net assets for
        the period (in
        thousands)               $8,255,166    $3,862,773    $2,217,695    $1,148,951    $304,111
    15. Ratio of gross expenses
        to average net
        assets(1)                     0.69%(2)      0.71%(2)      0.72%(2)      0.74%(2)    0.80%(2)
    16. Ratio of net expenses
        to average net
        assets(3)                     0.69%         0.71%         0.72%         0.74%       0.80%
    17. Ratio of net investment
        income to average net
        assets                        0.52%         0.20%         0.64%         0.67%       0.83%
    18. Portfolio turnover rate         66%           67%           77%           80%         62%
   -------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 0.69% in 2000, 0.71% in 1999, 0.74% in 1998, 0.81% in 1997 and
    0.91% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

(3) The expense ratio reflects expenses after any expense offset arrangements.

                          Janus Aspen Series Institutional Shares prospectus  79

   ------------------------------------------------------------------------
               GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES
   ------------------------------------------------------------------------
                                                               Period ended
                                                                December 31
                                                                  2000(1)
   ------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING OF PERIOD                         $10.00
        INCOME FROM INVESTMENT OPERATIONS:
     2. Net investment income/(loss)                                   0.05
     3. Net gains/(losses) on securities (both realized and
        unrealized)                                                  (0.72)
     4. Total from investment operations                             (0.67)
        LESS DISTRIBUTIONS:
     5. Dividends (from net investment income)                       (0.02)
     6. Dividends (in excess of net investment income)                   --
     7. Distributions (from capital gains)                               --
     8. Distributions (in excess of capital gains)                       --
     9. Tax return of capital                                            --
    10. Total distributions                                          (0.02)
    11. NET ASSET VALUE, END OF PERIOD                                $9.31
    12. Total return*                                               (6.70%)
    13. Net assets, end of period (in thousands)                    $10,984
    14. Average net assets for the period (in thousands)             $5,372
    15. Ratio of gross expenses to average net assets**(2)            1.03%
    16. Ratio of net expenses to average net assets**(3)              1.02%
    17. Ratio of net investment income to average net assets**        0.60%
    18. Portfolio turnover rate**                                      137%
   ------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.

**  Annualized for periods of less than one full year.

(1) January 18, 2000 (inception) to December 31, 2000.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The expense ratio reflects expenses after any expense offset arrangements.

 80 Janus Aspen Series Institutional Shares prospectus

   --------------------------------------------------------------------------
                  GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES
   --------------------------------------------------------------------------
                                                                 Period ended
                                                                  December 31
                                                                    2000(1)
   --------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
        INCOME FROM INVESTMENT OPERATIONS:
     2. Net investment income/(loss)                                     0.16
     3. Net gains/(losses) on securities (both realized and
        unrealized)                                                    (3.56)
     4. Total from investment operations                               (3.40)
        LESS DISTRIBUTIONS:
     5. Dividends (from net investment income)                         (0.11)
     6. Dividends (in excess of net investment income)                     --
     7. Distributions (from capital gains)                                 --
     8. Distributions (in excess of capital gains)                         --
     9. Tax return of capital                                              --
    10. Total distributions                                            (0.11)
    11. NET ASSET VALUE, END OF PERIOD                                  $6.49
    12. Total return*                                                (34.03%)
    13. Net assets, end of period (in thousands)                      $34,950
    14. Average net assets for the period (in thousands)              $55,483
    15. Ratio of gross expenses to average net assets**(2)              0.69%
    16. Ratio of net expenses to average net assets**(3)                0.69%
    17. Ratio of net investment income to average net assets**          1.64%
    18. Portfolio turnover rate**                                         34%
   --------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.

**  Annualized for periods of less than one full year.

(1) January 18, 2000 (inception) to December 31, 2000.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The expense ratio reflects expenses after any expense offset arrangements.

                          Janus Aspen Series Institutional Shares prospectus  81

   -------------------------------------------------------------------------------------------------
                            FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
   -------------------------------------------------------------------------------------------------
                                                         Periods ended December 31
                                            2000        1999        1998        1997        1996
   -------------------------------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING OF
        PERIOD                              $11.41      $12.05      $11.78     $11.24      $11.11
        INCOME FROM INVESTMENT
        OPERATIONS:
     2. Net investment income                 0.72        0.76        0.64       0.67        0.74
     3. Net gains or losses on
        securities (both realized and
        unrealized)                         (0.02)      (0.58)        0.41       0.62        0.24
     4. Total from investment operations      0.70        0.18        1.05       1.29        0.98
        LESS DISTRIBUTIONS:
     5. Dividends (from net investment
        income)                             (0.65)      (0.75)      (0.67)     (0.64)      (0.72)
     6. Dividends (in excess of net
        investment income)                      --          --          --         --          --
     7. Distributions (from capital
        gains)                                  --      (0.07)      (0.11)     (0.11)      (0.13)
     8. Distributions (in excess of
        realized gains)                         --          --          --         --          --
     9. Tax return of capital
        distributions                           --          --          --         --          --
    10. Total distributions                 (0.65)      (0.82)      (0.78)     (0.75)      (0.85)
    11. NET ASSET VALUE, END OF PERIOD      $11.46      $11.41      $12.05     $11.78      $11.24
    12. Total return                         6.25%       1.60%       9.11%     11.76%       9.19%
    13. Net assets, end of period (in
        thousands)                        $242,401    $186,681    $129,582    $54,098     $25,315
    14. Average net assets for the
        period (in thousands)             $206,242    $161,459     $86,627    $36,547     $17,889
    15. Ratio of gross expenses to
        average net assets(1)                0.76%(2)    0.72%(2)    0.73%(2)   0.75%(2)    0.84%(2)
    16. Ratio of net expenses to average
        net assets(3)                        0.76%       0.72%       0.73%      0.75%       0.83%
    17. Ratio of net investment income
        to average net assets                7.02%       6.99%       6.36%      6.90%       7.31%
    18. Portfolio turnover rate               202%        116%        145%       119%        250%
   -------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 0.76% in 2000, 0.72% in 1999, 0.73% in 1998, 0.75% in 1997 and
    0.84% in 1996 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Flexible Income Fund.

(3) The expense ratio reflects expenses after any expense offset arrangements.

 82 Janus Aspen Series Institutional Shares prospectus

   ----------------------------------------------------------------------------------------------------
                                HIGH-YIELD PORTFOLIO - INSTITUTIONAL SHARES
   ----------------------------------------------------------------------------------------------------
                                                            Periods ended December 31
                                               2000        1999        1998        1997      1996(1)
   ----------------------------------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING OF
        PERIOD                                $10.45      $10.85      $11.78      $10.83      $10.00
        INCOME FROM INVESTMENT OPERATIONS:
     2. Net investment income                   0.94        1.14        0.87        0.70        0.43
     3. Net gains or losses on securities
        (both realized and unrealized)        (0.80)      (0.41)      (0.70)        0.99        0.80
     4. Total from investment operations        0.14        0.73        0.17        1.69        1.23
        LESS DISTRIBUTIONS:
     5. Dividends (from net investment
        income)                               (0.81)      (1.13)      (0.89)      (0.68)      (0.40)
     6. Dividends (in excess of net
        investment income)                        --          --          --          --          --
     7. Distributions (from capital gains)        --          --      (0.05)      (0.06)          --
     8. Distributions (in excess of
        realized gains)                           --          --      (0.16)          --          --
     9. Tax return of capital distributions       --          --          --          --          --
    10. Total distributions                   (0.81)      (1.13)      (1.10)      (0.74)      (0.40)
    11. NET ASSET VALUE, END OF PERIOD         $9.78      $10.45      $10.85      $11.78      $10.83
    12. Total return*                          1.38%       6.85%       1.26%      15.98%      12.40%
    13. Net assets, end of period (in
        thousands)                            $1,478      $1,620      $2,977      $2,914        $783
    14. Average net assets for the period
        (in thousands)                        $1,678      $2,448      $3,281      $1,565        $459
    15. Ratio of gross expenses to average
        net assets**(2)                        1.00%(3)    1.00%(3)    1.00%(3)    1.00%(3)    1.01%(3)
    16. Ratio of net expenses to average
        net assets**(4)                        1.00%       1.00%       1.00%       1.00%       1.00%
    17. Ratio of net investment income to
        average net assets**                   8.27%       8.41%       7.76%       7.98%       5.74%
    18. Portfolio turnover rate**               258%        554%        301%        299%        301%
   ----------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) May 1, 1996 (inception) through December 31, 1996.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 10.38% in 2000, 4.92% in 1999, 2.11% in 1998, 3.27% in 1997
    and 6.29% in 1996 before waiver of certain fees incurred by the Portfolio.

(4) The expense ratio reflects expenses after any expense offset arrangements.

                          Janus Aspen Series Institutional Shares prospectus  83

   ----------------------------------------------------------------------------------------------------
                               MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES
   ----------------------------------------------------------------------------------------------------
                                                            Periods ended December 31
                                               2000        1999        1998        1997        1996
   ----------------------------------------------------------------------------------------------------
     1. NET ASSET VALUE, BEGINNING OF
        PERIOD                                 $1.00       $1.00       $1.00       $1.00       $1.00
        INCOME FROM INVESTMENT OPERATIONS:
     2. Net investment income                   0.06        0.05        0.05        0.05        0.05
     3. Net gains or losses on securities
        (both realized and unrealized)            --          --          --          --          --
     4. Total from investment operations        0.06        0.05        0.05        0.05        0.05
        LESS DISTRIBUTIONS:
     5. Dividends (from net investment
        income)                               (0.06)      (0.05)      (0.05)      (0.05)      (0.05)
     6. Dividends (in excess of net
        investment income)                        --          --          --          --          --
     7. Distributions (from capital gains)        --          --          --          --          --
     8. Distributions (in excess of
        realized gains)                           --          --          --          --          --
     9. Tax return of capital distributions       --          --          --          --          --
    10. Total distributions                   (0.06)      (0.05)      (0.05)      (0.05)      (0.05)
    11. NET ASSET VALUE, END OF PERIOD         $1.00       $1.00       $1.00       $1.00       $1.00
    12. Total return*                          6.29%       4.98%       5.36%       5.17%       5.05%
    13. Net assets, end of period (in
        thousands)                           $70,808     $69,266     $38,690     $15,374      $6,016
    14. Average net assets for the period
        (in thousands)                       $64,491     $54,888     $31,665      $8,926      $3,715
    15. Ratio of gross expenses to average
        net assets(1)                          0.36%(2)    0.43%       0.34%       0.50%       0.50%
    16. Ratio of net expenses to average
        net assets(2)                          0.36%       0.43%       0.34%       0.50%(3)    0.50%(3)
    17. Ratio of net investment income to
        average net assets                     6.13%       4.94%       5.21%       5.17%       4.93%
   ----------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The expense ratio reflects expenses after any expense offset arrangements.

(3) The ratio was 0.55% in 1997 and 0.78% in 1996 before waiver of certain fees incurred by the Portfolio.

 84 Janus Aspen Series Institutional Shares prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

                          Janus Aspen Series Institutional Shares prospectus  85
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections

 86 Janus Aspen Series Institutional Shares prospectus
               could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

                          Janus Aspen Series Institutional Shares prospectus  87

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

 88 Janus Aspen Series Institutional Shares prospectus

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

                          Janus Aspen Series Institutional Shares prospectus  89

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short

 90 Janus Aspen Series Institutional Shares prospectus
               sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Portfolio Fund will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                          Janus Aspen Series Institutional Shares prospectus  91

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB...................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........ Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

 92 Janus Aspen Series Institutional Shares prospectus

MOODY'S INVESTORS
SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.
                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered

                          Janus Aspen Series Institutional Shares prospectus  93
               investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY

               During the year ended December 31, 2000, the percentage of securities holdings for the following Portfolios by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                         36%
                 AA                                                           4%
                 A                                                           11%
                 BBB                                                         22%
                 BB                                                           8%
                 B                                                            7%
                 CCC                                                          1%
                 CC                                                           0%
                 C                                                            0%
                 Not Rated                                                    2%
                 Preferred Stock                                              1%
                 Cash and Options                                             8%
                 TOTAL                                                      100%
                ----------------------------------------------------------------

 94 Janus Aspen Series Institutional Shares prospectus

                HIGH-YIELD PORTFOLIO
                ----------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                          0%
                 AA                                                           0%
                 A                                                            4%
                 BBB                                                         15%
                 BB                                                           6%
                 B                                                           52%
                 CCC                                                          3%
                 CC                                                           0%
                 C                                                            0%
                 Not Rated                                                    6%
                 Preferred Stock                                              0%
                 Cash and Options                                            14%
                 TOTAL                                                      100%
                ----------------------------------------------------------------

               No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2000.

                          Janus Aspen Series Institutional Shares prospectus  95

               This page intentionally left blank.

 96 Janus Aspen Series Institutional Shares prospectus

               This page intentionally left blank.

                          Janus Aspen Series Institutional Shares prospectus  97

               This page intentionally left blank.

 98 Janus Aspen Series Institutional Shares prospectus

               This page intentionally left blank.

                          Janus Aspen Series Institutional Shares prospectus  99

               This page intentionally left blank.

 100 Janus Aspen Series Institutional Shares prospectus

               This page intentionally left blank.

               This page intentionally left blank.

 100 Janus Aspen Series Institutional Shares prospectus

               This page intentionally left blank.

                                  [JANUS LOGO]

                    Please direct all mail to:
                    WESTERN RESERVE LIFE ASSURANCE CO. OF
                    OHIO

                    Please complete and return Application
                    to:

                    IF MAILED:
                    Janus Retirement Advantage
                    c/o Western Reserve Life Assurance Co.
                    of Ohio
                    Attn: Annuity Dept.
                    P.O. Box 9052
                    Clearwater, FL 33758-9052

                    IF OVERNIGHT DELIVERY:
                    Janus Retirement Advantage
                    c/o Western Reserve Life Assurance Co.
                    of Ohio
                    Attn: Annuity Dept.
                    Spectrum Technology Park
                    8550 Ulmerton Rd., Suite 101
                    Largo, FL 33771

JRAKITGFKCOP-0701